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                                                                    EXHIBIT 10.9


                       BEHAVIORAL HEALTH SERVICES CONTRACT

      This Agreement is made and entered into, effective as of March 29, 2002, by and between _________________, a corporation organized and existing under the laws of the State of __________ having its principal office at ________________, hereinafter referred to as ("Contractor") and Innovative Resource Group(SM), LLC, a company organized and existing under the laws of the State of Wisconsin having its principal office at 20900 Swenson Drive, Suite 400, Waukesha, Wisconsin, hereinafter referred to as ("IRG").

                                   WITNESSETH:

      WHEREAS, IRG is in the business of providing behavioral health care services to employers, insurance carriers and other third party-payers which provide benefits for health care services; and

      WHEREAS, Contractor desires to obtain behavioral health care services consisting of managing and arranging for the provision of medical treatment for mental health and substance abuse conditions covered by the health benefit programs provided by Contractor.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, it is understood and agreed by and between the parties as follows:

1.    DEFINITIONS

      1.1 "Agreement" means this Behavioral Health Services Contract and Exhibit A through Exhibit K attached hereto and incorporated by reference.

      1.2 "Benefit Plan" means any plan of benefits that includes mental health and substance abuse coverage which is issued by Contractor on an insured or self-insured basis, and contains the terms and conditions of a Covered Person's coverage.

      1.3 "Capitation Payment" means an amount equal to the single Capitated Rate multiplied by the number of Covered Persons who are enrolled in Benefit Plans to which the Capitated Rate applies.

      1.4 "Capitated Rate" means the amount to be paid to IRG for each Covered Person per month that is specified in the Contract Fees set forth in
            0. Exhibit F

      1.5 "Change of Control" means, with respect to Contractor or Cobalt Corporation ("Cobalt"), any mIRGer of either Contractor or Cobalt (other than with each other or with any of their affiliates), or any sale of more than 50% of the common stock, or of substantially all of the assets, of Contractor or Cobalt (other than to each other or any of their affiliates), including, without limitation, any sale in which any person or group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"), (other than any person or group that beneficially owns, directly or indirectly, in the aggregate more than 50% of


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            the common stock of Contractor or Cobalt) shall have acquired, directly or indirectly, (i) beneficial ownership (within the meaning of Rule 13-d-3 promulgated by the Securities and Exchange Commission under the Act) of more than 50% of the outstanding shares of capital stock of Contractor or Cobalt that are entitled to vote on the election of directors of Contractor or Cobalt; or (ii) the power, by contract or otherwise, to elect a majority of the board of directors of Contractor or Cobalt or to direct the business operations of Contractor or Cobalt.

            "Change of Control" means, with respect to IRG or APS Healthcare Bethesda, Inc. ("APS"), any mIRGer of either IRG, APS or any direct or indirect parent corporation (or other company) of IRG or APS (IRG, APS and any direct or indirect parent corporation (or other company) of IRG or APS referred to collectively herein as the "Targets") (other than with each other or with any of their affiliates), or any sale of more than 50% of the common stock, or of substantially all of the assets, of any of the Targets (other than to each other or any of their affiliates), including, without limitation, any sale in which any person or group (within the meaning of Section 13(d) of the Act, other than any person or group that beneficially owns, directly or indirectly, in the aggregate more than 50% of the common stock of any of the Targets) shall have acquired, directly or indirectly, (i) beneficial ownership within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Act) of more than 50% of the outstanding shares of capital stock of any of the Targets that are entitled to vote on the election of directors of any of the Targets, or (ii) the power by contract or otherwise, to elect a majority of the board of directors of any of the Targets or to direct the business operations of any of the Targets; provided, however that a Change of Control, with respect to any of the Targets shall not include a closing of an underwritten public offering, pursuant to the effective registration statement under the Securities Act of 1933, as amended, or under other applicable securities laws and regulations covering the offer and sale of capital stock, by APS, or by any direct or indirect parent or subsidiary corporation of APS.

      1.6 "Clinical Peer" means a physician or other health professional that holds an unrestricted license and is in the same or similar specialty as typically manages the medical condition, procedures, or treatment under review. Generally, as a peer in a similar specialty, the individual must be in the same profession, i.e., the same licensure category as the Treating Provider.

      1.7 "Clinical Reviewer" means an appropriately licensed or certified healthcare professional who has (1) undIRGone formal training in a health care field; (2) holds an associate or higher degree in a health care field, or holds a state license or state certificate in a health care field; and (3) has professional experience in providing direct patient care.

      1.8 "Covered Persons" means any person/member eligible to receive Covered Services under any Benefit Plan, except for those classes or groups of persons that

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            Contractor and IRG have specifically agreed will not be covered by this Agreement.

      1.9 "Covered Services" means those behavioral health care services subject to Exhibit A provided to a Covered Person that are covered under the applicable Benefit Plan.

      1.10 "EmIRGency Services" means a medical condition that manifests itself by acute symptoms of sufficient severity, including pain, to lead a prudent layperson who possesses an average knowledge of health and medicine to reasonably conclude that lack of immediate medical attention will likely result in serious jeopardy to the person's health.

      1.11 "Expedited Appeal" means the appeal performed when a Clinical Peer believes that a Covered Person is subject to severe pain that cannot be adequately managed without the requested service or determines that a the Standard Appeal is not appropriate or the Treating Provider determines that the duration of the Standard Appeal will risk serious jeopardy to the Covered Person's life, health or ability to regain maximum function.

      1.12 "Experimental/Investigational" means the criteria set forth in the applicable Benefit Plan to determine whether the services, items or supplies are Covered Services.

      1.13 "Medical Necessity" or "Medically Necessary" means the criteria set forth in the applicable Benefit Plan to determine whether that the services, items or supplies are Covered Services.

      1.14 "Network Provider" means a hospital, provider or other health care provider who entered into a contract with IRG to provide mental health and substance abuse services.

      1.15  "Service Area" means the State of Wisconsin.

      1.16 "Standard Appeal" is the appeal available after services have been rendered or where the Treating Provider does not believe that an immediate review is warranted. The Standard Appeal will be conducted by Contractor.

      1.17 "Treating Provider" means the physician or licensed clinician who is providing the direct care to the Covered Person.

      1.18 "Utilization Management Services or UM Services" means a system of reviewing a Covered Person's mental health and substance abuse services to facilitate the continuity, cost effectiveness and appropriateness of care; including but not limited to clinical triage, referral management, prior authorization, concurrent review and discharge planning.


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      1.19  "Working Day" means Monday through Friday from 8:00 a.m. to 5:00
            p.m. Central Time, excluding legal holidays.

2.    IRG'S RESPONSIBILITIES

      2.1 IRG agrees to arrange for the provision of behavioral health care services set forth in Exhibit A for Covered Persons and to provide UM Services, case management, and claims processing services in accordance with IRG's current policies and procedures, which policies and procedures, and any modifications thereof, are subject to review and written approval by the Contractor.

      2.2 IRG and Contractor have agreed to the delegation of behavioral health utilization management services and credentialing. IRG agrees to perform these services in accordance with the delegation terms as set forth in Exhibit B and Exhibit C, respectively.

      2.3 The services required of IRG by this Agreement shall be performed by any Network Provider. IRG warrants and represents that it has the express authority to contractually bind Network Providers to the terms and conditions expressed herein. Additionally, each of IRG's contracts with a Network Provider shall contain the following requirements:

            2.3.1 The Network Provider shall meet IRG's credentialing standards in compliance with Exhibit C;

            2.3.2 The Network Provider shall be prohibited from billing or collecting payment from Covered Persons for Covered Services except applicable copayments, coinsurance or deductibles;

            2.3.3 The Network Provider shall maintain medical malpractice insurance as required by the laws of the State of Wisconsin, or any other applicable state(s) laws, which insurance shall provide coverage for providers and provider's staff, agents and employees, as appropriate, and evidence of which shall be provided to IRG upon request; and

            2.3.4 The Network Provider shall notify IRG of any restriction, change cancellation or termination of any of the required insurance.

      2.4 IRG certifies that each Network Providers holds all licenses and/or certifications issued by the State of Wisconsin, or any other state(s) law(s), as necessary to perform the services to be provided Covered Persons. IRG agrees that should a Network Provider lose its license, IRG shall immediately terminate the network status of said provider and provide Contractor with notice of said termination within ten (10) business days of such Network Provider's loss of license. IRG guarantees the performance of its duties hereunder in the event that any or all of its Network Providers should terminate their affiliation with IRG during the term of this Agreement.


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      2.5   Subject to the terms of this Agreement, IRG agrees to provide the services required by this Agreement for Covered Persons in the same manner and in accordance with the same professional standards that such services are provided by IRG for other third party payers.

      2.6 In the event this Agreement is terminated, IRG shall remain financially responsible for Covered Services for Covered Persons being treated at an inpatient level of care on the effective termination date of this Agreement, until such Covered Persons are discharged from the inpatient level of care.

      2.7 IRG agrees to notify Contractor of the physicians and professionals who are members of IRG's contracted network, and to provide monthly notice of any additions or deletions to such network.

      2.8 IRG specifically acknowledges that providers are solely responsible for all clinical decisions regarding admission, treatment, and/or discharge of Covered Persons under providers' care, notwithstanding receipt from IRG of any denial, authorization, or recommendation issued pursuant to utilization management and quality improvement programs.

      2.9 IRG will assist Covered Persons in locating mental health and substance abuse providers in non-network areas, but will not credential, assess, qualify or otherwise investigate the credentials of such providers.

      2.10 IRG shall, in accordance with Wis. Admin. Code ss. 18.03(2)(c) and any other applicable statutory or regulatory requirement relating to this Agreement, provide Contractor with copies of records and respond to specific questions for review of quality issues and/or Covered Person grievances within thirty (30) days of receiving any such question or record request.

      2.11 IRG will not be obligated to credential, assess, qualify or otherwise investigate the credentials of non-IRG contracted providers who are utilized on a self-referral basis.

      2.12 IRG shall designate one or more persons to serve as liaison with Contractor for the implementation and maintenance of the Agreement.

      2.13 IRG shall provide Contractor with reports as described in Exhibit D in accordance with the time frames set forth in Exhibit D.

      2.14 During the term of this Agreement and thereafter, IRG shall not, without Contractor's written consent, use Contractor's name in any oral or written advertising, marketing or solicitations unless such advertising or marketing materials are limited to the Contractor's name, address, and telephone number only.

      2.15 IRG will review mental health and substance abuse care in accordance with the applicable Benefit Plan. IRG will have no discretionary authority to interpret any


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            Benefit Plan. In making any determination regarding whether a mental health or substance abuse service is Medically Necessary or Experimental/Investigational, IRG shall review the applicable
            Benefit Plan's Medically Necessary or Experimental/Investigational definition and consider all available relevant information and shall document its actions and the rationale for its determinations. IRG shall only recommend a denial of a medical service, supply or item after a review by a Clinical Peer of information abstracted from the Covered Person's medical record or if required by NCQA guidelines, the actual medical records and an attempt to consult with the Treating Provider. If the Treating Provider is unavailable for consultation with the Clinical Peer and the available information is insufficient for recommendation of the proposed mental health or substance abuse service, the Clinical Peer may recommend a denial of said services subject to an appeal to Contractor. In the event of a request for appeal, IRG shall determine whether the appeal is an Expedited Appeal or a Standard Appeal and shall cooperate and participate in the appeal process.

      2.16 IRG and Network Providers shall perform all services required by this Agreement in substantial compliance with the applicable standards of the National Committee for Quality Assurance ("NCQA"). To the extent that new standards are imposed on Contractor by NCQA, which require modifications to IRG's obligations, the parties agree to cooperate to assist Contractor in meeting such obligations. To the extent that new standards are adopted directly relating to the services of IRG, IRG will use commercially reasonable efforts to comply with such new standards within a reasonable period of time.

      2.17 IRG shall maintain URAC accreditation in case management and Utilization Management Services and participate in quality improvement programs wherein cases for each Clinical Reviewer will be reviewed monthly to identify areas of retraining, to develop and implement a performance improvement plan based on the quality improvement review results and to review productivity monthly to determine if resources are being used efficiently.

      2.18 IRG agrees that the performance guarantees outlined in Exhibit E to this Agreement will apply to the services IRG provides under this Agreement. IRG shall pay Contractor the penalty amount set forth in Exhibit E for each failure by IRG to meet the performance guarantees set forth therein. For the performance guarantees that relate to any equipment or information systems inherited by APS from Cobalt on the effective date of this Agreement, IRG shall not be required to meet the performance guarantees until April 1, 2003. For all other performance guarantees measured on a monthly and/or quarterly basis, Contractor will initially measure compliance with these performance guarantees on September 30, 2002, thereafter IRG's compliance with these performance guarantees will be measured quarterly. For performance guarantee measured annually, Contractor will initially measure compliance on December 31, 2002, thereafter IRG's compliance with these performance guarantees will be measured annually. Contractor shall provide IRG with written notice of IRG's failure to meet the performance guarantees and the applicable penalty amount. IRG shall pay the penalty amount to Contractor


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            within sixty (60) days after measurement is completed. Contractor may offset any penalty amount against (i) any amounts owed by Contractor to IRG hereunder, including, without limitation, any fees for services provided hereunder, and (ii) any amounts owed by Contractor to IRG under any other agreement.

      2.19 IRG shall be the exclusive provider for the services set forth in this Agreement for all of Contractor's Benefit Plan membership as of the Effective Date of this Agreement. Membership gained through sales of existing products is subject to the exclusivity provision. New products that have benefits for services provided under this Agreement are also subject to the exclusivity provision. However, new products that do not have benefits for services provided under this Agreement are not subject to this exclusivity provision. Likewise, membership gained through acquisitions or mIRGers is not subject to the exclusivity provision, unless the membership gained through an acquisition or mIRGer later elects a Benefit Plan subject to this Agreement. IRG agrees to provide the services required by this Agreement to all increases in membership that are a result of sales of existing products and new products with benefits for services provided under this Agreement.

      2.20 IRG, if considered an individual practice association ("IPA") under Wisconsin law, shall submit to the Office of the Commissioner of Insurance, Bureau of Financial Examinations, P.O. Box 7873, Madison, WI 53707-7873, an annual audited financial report within one-hundred eighty (180) days after the end of the IRG's fiscal year. Such financial report shall be prepared on an accrual basis in accordance with generally accepted accounting practices. The financial report shall include: a report of an independent certified public accountant; balance sheet; statement of gain or loss from operations; statement of changes in financial position; statement of changes in net worth; notes needed for fair presentation and disclosure; and supplemental data and information which the commissioner may from time to time require. In the event IRG fails to comply with this provision, IRG agrees to indemnify Contractor for any loss, forfeiture, or sanction instituted by the Office of the Commissioner of Insurance.

      2.21 IRG shall be solely responsible for paying claims of providers who render Covered Services to Covered Persons, such claims shall be processed in accordance with all applicable laws and regulations. In the event IRG becomes insolvent or suffers from financial difficulties that hamper its ability to meet its financial obligations in a timely manner, the claims of medical professionals shall have priority over other claims against IRG.

3.    CONTRACTOR'S OBLIGATIONS

      3.1 Contractor shall designate one or more persons to serve as liaison with IRG for the implementation and maintenance of the Agreement.

      3.2 Contractor's requests for information shall be in compliance with all applicable state and federal laws.


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      3.3   Within thirty (30) days of the Effective Date of this Agreement,
            Contractor shall provide IRG with a copy of all Benefit Plan documents, utilization management guidelines, health care services and management practices and procedures guidelines relevant to IRG's provision of services under this Agreement.

      3.4 Contractor shall inform IRG at least sixty (60) days in advance of any changes to any Benefit Plan, including, but not limited to, the amount and/or type of benefits offered under a Benefit Plan. Contractor shall furnish the applicable summary Benefit Plan description (and any updates thereto) and any summaries or material modifications to IRG as soon as they are available. Material modifications to Benefit Plans are subject to the requirements of
            Article 4.6.

      3.5 Contractor shall prepare and print, at its own expense, membership materials, including enrollee identification cards, summary Benefit Plan descriptions, and enrollment forms. Membership materials shall include a notice containing the following information: the names and addresses of Contractor and IRG, an explanation of the respective rights and responsibilities of Contractor, IRG, and Covered Persons. Additionally, Contractor shall develop materials regarding the services provided by IRG under this Agreement for periodic distribution to Contractor's contracted medical network. Prior to distribution, Contractor shall provide IRG with the opportunity to review and comment on these materials.

      3.5 Contractor shall resolve all Benefit Plan ambiguities, conflicts, and disputes relating to the Benefit Plan eligibility of a Covered Person, Benefit Plan coverage, denial of claims or decisions regarding appeal or denial of claims or any other Benefit Plan interpretation questions. Contractor's decision as to any claim shall be final and binding.

      3.7 Contractor shall provide COBRA notice to Covered Persons upon initial eligibility to participate in a Benefit Plan, maintain COBRA eligibility records, and submit this information in a timely manner to the party providing administration of the COBRA continuation option.

      3.8 Contractor shall provide and timely distribute all notices and information required to be given to Covered Persons, (including certificates of creditable coverage required by HIPAA), maintain and operate each Benefit Plan in accordance with applicable law, maintain all record keeping, and file all forms relative thereto pursuant to any federal, state, or local law, unless this Agreement specifically assigns such duties to IRG.

      3.9 Contractor shall pay any and all taxes, licenses, and fees levied, if any, by any local, state, or federal authority in connection with any Benefit Plan.

      3.10 Contractor shall engage in its best efforts not to process claims payable by IRG, but it is agreed that Contractor shall be entitled to reimbursement from IRG for the amount IRG would have been contractually obligated to pay in the event Contractor inadvertently processes and pays a claim for Covered Services. Such


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            reimbursement may be taken in the form of an offset against future payment, provided that adequate claims and billing information are first supplied by Contractor to IRG. Notwithstanding the foregoing, Contractor shall under no circumstances be entitled to any such reimbursement or offset if more than one (1) calendar year has elapsed from the date of service of the claim. IRG shall be solely responsible for paying claims of providers who render Covered Services to Covered Persons, such claims to be processed in accordance with all applicable insurance laws and regulations.

      3.11 Contractor shall continue to provide IRG with direct computer linkage to eligibility information regarding Covered Persons until the end of year 2002. Thereafter, Contractor shall provide IRG with such information via an encrypted file uploaded or transferred to IRG's file transfer protocol server, or via encrypted email, no later than the tenth (10th) day of each month.

4.    FEES

      4.1 In consideration of IRG's provision and/or arrangement for the provision of Covered Services, Contractor shall pay IRG the Capitated Rate for each Covered Person enrolled in a Benefit Plan. Capitation Payments shall be made by Contractor on or before the 15th day of each month. The total of such Capitation Payments shall constitute the "Capitation Fund". The Capitated Rates are set forth in Exhibit F, which is attached hereto and made a part of this Agreement. Should Contractor fail to make any payment required by Exhibit F within the required time frame, then IRG reserves the right to cease all claims processing activity until such time as the required payment is made.

      4.2 With the exception of any copayments, deductibles, or charges for non-covered services, IRG agrees that fees will not be collected from or charged to Covered Persons for Covered Services. IRG understands that the Capitation Payments it receives from Contractor pursuant to this Article constitute payment in full for Covered Services, even in the event that such payments prove insufficient to cover all the IRG's costs and fees for arranging for the provision of such services. IRG shall not elect to be exempt from any state laws restricting recovery of charges for Covered Services from Covered Persons. Any and all surplus experienced by the Capitation Fund shall inure to the benefit of the IRG; any and all deficits experienced by the Capitation Fund shall be the liability of the IRG.

      4.3 IRG shall be financially responsible under the Capitation Fund only for Covered Services rendered by a behavioral health provider or facility in connection with a mental health and/or substance abuse diagnosis that is amenable to treatment. The mental health and substance abuse diagnosis codes that are considered to be amenable to treatment for the purpose of this Agreement are listed in Exhibit
            A. The Covered Services for which IRG is financially responsible are as follows:


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            4.3.1 All IRG authorized professional medical services, whether provided by Network Providers or IRG staff, or by medical professionals to whom Covered Persons have been referred by IRG;

            4.3.2 EmIRGency Services whether or not authorized and rendered in the Service Area. Should Contractor or its designee be notified of an inpatient admission, then Contractor shall notify IRG of such admission within 24 hours of such notification;

            4.3.3 IRG authorized inpatient and outpatient services;

            4.3.4 Services that are not authorized by IRG but are determined to be payable by Contractor through the grievance/appeal process.

            4.3.5 Covered Services rendered by Network Providers or non-Network
                  Providers, with or without a referral or authorization, to Covered Persons enrolled in Contractor's point of service plans;

            4.3.6 All lab and x-ray services rendered in connection with a behavioral health diagnosis;

            4.3.7 Psychiatric consult while inpatient in a medical bed or on a medical floor.

      4.4 Services for which IRG shall not be financially responsible under the Capitation Fund are the following:

            4.4.1 Out-of-area students within the state of Wisconsin. Consistent with state law, Contractor is responsible for an initial assessment plus five (5) outpatient sessions per benefit year for a student enrolled in a school in Wisconsin that is outside of a thirty (30) mile radius from the student's primary care physician. After the five sessions, Contractor will transition the patient to IRG's network and IRG shall assume responsibility for the member;

            4.4.2 Emergency Services rendered outside the Service Area;

            4.4.3 Ambulance Services;

            4.4.4 Durable Medical Equipment;

            4.4.5 Chiropractic Services;

            4.4.6 Home Care Services;

            4.4.7 Prescription Drugs;

            4.4.8 Blood Products;

            4.4.9 Renal Dialysis rendered in the home;

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            4.4.10 Hearing Aids;

            4.4.11 Infusion therapy rendered in the home (other than infusion pumps);

            4.4.12 Vision Hardware, other than initial contact lenses implanted during cataract surgery, or contact lenses used for therapeutic treatment of eye injuries or diseases.

            4.4.13 Laboratory tests conducted to rule out medical conditions when the diagnosis listed is a medical diagnosis;

            4.4.14 Primary care provider charges, with the exception of medication management services rendered by Duluth Clinic Primary Care Providers. IRG shall pay for the medication management services rendered by Duluth Clinic Primary Care Providers.

            4.4.15 Medical consult while inpatient in a psychiatric bed or on a psychiatric floor.

            Determinations as to whether a service constitutes a Covered Service reimbursable from the Capitation Fund shall be made by Contractor. Contractor agrees to notify IRG in advance of all grievances relating to IRG managed Covered Persons that will be reviewed by a grievance/appeal committee. IRG shall be permitted to attend and present information at the grievance/appeal committee meeting. In the event this committee decides that a non-covered service should be paid on an exception basis, Contractor shall be financially responsible for that service.

      4.5 IRG shall provide all new services developed by IRG ("New Services") to Contractor at IRG's most favorable rate provided to any other client or customer located in Wisconsin, Illinois, Iowa, Indiana, Ohio and Minnesota unless IRG demonstrates that an adjustment should be made for demographic or geographic differences. Contractor reserves the right to decline the purchase of New Services. All services currently provided under this Agreement shall continue to be provided at the most favorable rate provided to any other client or customer located in Wisconsin, Illinois, Iowa, Indiana, Ohio and Minnesota or adjusted to reflect the most favorable rate. Contractor reserves the right to annually audit IRG's compliance with this provision by utilizing a third-party actuary. Both parties shall share equally in the cost of any audit.

      4.6 Contractor reserves the right to modify or substitute the level of services provided under this Agreement. In the event Contractor requests material modifications to the services provided under this Agreement, then IRG and Contractor shall negotiate in good faith any change in reimbursement pursuant pursuant to these material modifications. In the event Contractor makes material changes to the adjucation, administration or interpretation of its Benefit Plans (whether or not such change is required by the enactment of any law or promulgation of any rule or interpretation thereof or a mandate of any accrediting body) and this material



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            change results in an increase in the cost to IRG to perform the services required by this Agreement, then the parties shall negotiate in good faith any change in reimbursement pursuant to these material changes. In the event the parties fail to mutually agree then the parties agree to participate in the dispute resolution procedures set forth in Article 7.3.

      4.7 The parties agree that the Capitation Payments are not intended to represent an incentive based on a reduction of services or the charges thereof, reduction of length of stay, or utilization of alternative treatment settings to reduce amounts of necessary or appropriate medical care.

      4.8 Contractor agrees to pay retroactive capitation fees for Covered Person(s) whose eligibility for Covered Services is not reported in the month in which the Covered Person(s) become(s) eligible for coverage. IRG acknowledges that there will be retroactive adjustments to the eligibility of individuals as Covered Persons and that Contractor is not able to control such adjustments. Notwithstanding the foregoing, the parties agree that IRG shall not be financially liable for any claims for Covered Services related to such retroactive adjustments of greater than ninety (90) days.

      4.9 Contractor shall not seek coordination of benefits or subrogation for Covered Services. All amounts recovered by IRG for Covered Services through the coordination of benefits or subrogation shall be retained by IRG. To the extent necessary, Contractor shall assist IRG in collecting any coordination of benefit amounts or subrogation amounts, where the Benefit Plan applicable to the Covered Person for whom coordination of benefits or subrogation is applicable does not provide IRG with the direct right to collect such amounts. However, this Article 4.9 does not apply if the applicable Benefit Plan for the Covered Person is issued by Contractor on a self-insured basis or where IRG is performing administrative services only and has no financial liability for payment of mental health or substance abuse claims.

      4.10 Contractor shall receive credit for the Capitated Rate paid for Covered Person(s) incorrectly reported as eligible. However, no such credit shall be due if a claim for credit on the Capitated Rate is made after the expiration of 24 months after the Contractor determines that an error in reporting eligibility was made.

      4.11 Any payments due under this Agreement shall, if not paid when due and after notice by IRG of non-payment, accrue interest on the unpaid principal amount at the rate which is three and one-half percent (3.5%) per annum above the per annum rate of interest announced from time to time by Bank of America, N.A. or its successor as its "prime" rate. Such rate of interest shall be calculated on the basis of a three hundred sixty-five (365) day year and the number of days elapsed in any period.

      4.12 Contractor shall pay IRG Liquidated Damages as set forth in Exhibit G, should the following occur:

            4.12.1 IRG experiences a reduction of 10% or more in revenues under this Agreement for any of one of the services provided; and

            4.12.2 The membership or revenue for that service is moved to a subsidiary or affiliate of Contractor, or any of their successor entities; and

            4.12.3 The service is not subject to a service contract with IRG.

5.    TERM AND TERMINATION

      5.1 This Agreement shall commence on the Effective Date and shall remain in force for a period of seven (7) years, ("Initial Term") unless terminated prior thereto. After the Initial Term, this Agreement will automatically renew for successive one (1) year terms.

      5.2 This Agreement may be terminated for cause prior to the expiration of the Initial Term as follows:

            5.2.1 By Contractor, upon a Change of Control of Cobalt Corporation or Contractor, Contractor must exercise this right within thirty (30) days of the Change of Control. Failure to timely exercise this right will be deemed a waiver of Contractor's right to terminate this Agreement;

            5.2.2 By Contractor, upon an assignment of this Agreement, or any portion thereof, by IRG in violation of Article 12.4;

            5.2.3 By Contractor, upon a Change of Control of IRG or APS Health
                  Care Bethesda, Inc., an Iowa corporation to the following:
                  Aetna Inc., Humana, Inc, UnitedHealth Group, Magellan Health Services Inc, any other company who offers for sale health plan services as a significant competitor of Cobalt in the State of Wisconsin, or a disreputable company. Within thirty
                  (30) days of IRG providing Contractor with notice of any Change of Control, Contractor shall provide notice of termination, if applicable, failure to timely exercise this right shall be deemed a waiver of the right to terminate;

            5.2.4 Subject to Article 2.18, by Contractor, in the event that IRG has (1) violated an aggregate of three (3) of the performance guarantees set forth in Exhibit E attached hereto within a 12 month period and (2) failed to cure two of the performance guarantees set forth in Exhibit E, as provided in Article 5.4;

            5.2.5 By Contractor, upon the suspension or revocation of
                  Contractor's certificate of authority. In the event the suspension or revocation of Contractor's certificate of authority is not due to IRG's failure to perform, then Contractor shall reimburse APS in accordance with Exhibit I;

            5.2.6 By Contractor, upon the loss of 10,000 members measured in a twelve (12) month period, provided that IRG's performance under this Agreement, excluding a group's disagreement relating to the determination of Covered Services, is cited in writing by a purchaser of services from Contractor as the primary reason for such purchaser's termination of Contractor's services;

            5.2.7 By Contractor, if any regulatory authority imposes a restriction on Contractor's ability to enroll new members, or brings a sanction(s) against Contractor on an individual basis or an aggregate basis measured over a twelve (12) month period, that exceeds $50,000, due to IRG's performance under this Agreement;

            5.2.8 Subject to Article 5.4, by Contractor, upon any material breach of this Agreement by IRG, other than those set forth in
                  Article 5.2.10, including, without limitation, repeated material violations of the terms and conditions set forth in Exhibit H. If IRG disputes whether a material breach has occurred, then the parties agree to the following:

                        5.2.8.1 To submit the dispute to arbitration with the American Health Lawyers Association Alternative Dispute Resolution Program ("AHLA ADR") in a jurisdiction other than Wisconsin or Maryland;

                        5.2.8.2 The parties shall mutually select an arbitrator who shall be a retired judge;

                        5.2.8.3 Contractor may immediately terminate this Agreement without penalty upon the AHLA ADR determining by clear and convincing evidence that IRG has materially breached this Agreement;

                        5.2.8.4 Failure to convince the AHLA ADR by clear and convincing evidence that IRG materially breached this Agreement will result in Contractor paying one of the applicable penalties set forth below:

                              (a) Contractor shall pay IRG's attorney fees and a penalty of $50,000; or

                              (b) If any subsidiary of Cobalt that has executed a Service Agreement with IRG, a list of which is set forth on Exhibit J, or a successor company thereto, previously declared a material breach of the applicable agreement and the AHLA ADR found that that contractor did not prove by clear and convincing evidence that IRG materially breached the applicable agreement, then Contractor shall pay IRG's attorney fees and a penalty of $500,000; or

                              (c) If Cobalt has undIRGone a Change of Control and Contractor is the first of any Cobalt subsidiary set forth in Exhibit _J_ to fail to prove by clear and convincing evidence that IRG materially breached this Agreement then Contractor shall pay IRG's attorney fees and a penalty of $150,000; or

                              (d) If Cobalt has undIRGone a Change of Control and (i) a subsidiary of Cobalt set forth on Exhibit J, or a successor company thereto, previously declared a material breach of the applicable agreement and (ii) the AHLA ADR found that that contractor did not prove by clear and convincing evidence that IRG materially breached the applicable agreement, then Contractor shall pay IRG's attorney fees and a penalty of $750,000.

            This Agreement shall remain in full force and effect while the procedures outlined above are completed; or

            5.2.9 By IRG, for Contractor's failure to make any payments due IRG under this Agreement, if such failure continues for a period of sixty (60) days following notice thereof by IRG.

            5.2.10 By Contractor immediately upon the occurrence of one of the following:

                        5.2.10.1 IRG's repeated failure to terminate Network Providers for which IRG has notice, either actual or constructive, who have placed the life, safety or welfare of a person in jeopardy. However, IRG shall not be required to terminate any Network Provider without first independently confirming that the Network Provider placed the life, safety or welfare of a person in jeopardy and affording the Network Provider his/her due process rights, if applicable:

                        5.2.10.2 Failure by IRG to terminate a Network Provider for which written notice has been provided to IRG and to APS's President or Chief Legal Officer by Contractor that such Network Provider has placed the life, safety or welfare of a person in jeopardy. However, IRG shall not be required to terminate any Network Provider without independently confirming that the Network Provider has placed the life, safety or welfare of a person in jeopardy and affording the Network Provider his/her due process rights, if applicable;

                        5.2.10.3 IRG fails to make payments to 50% or more of the providers for 60 days;

                        5.2.10.4 Contractor loses NCQA accreditation or fails to become NCQA accredited, which ever is applicable, and a primary factor of which is that the Utilization Management and/or Credentialing services required by this Agreement receive a Major Deficiency finding by NCQA. Should the foregoing occur within two (2) years from the effective date of this Agreement, then Contractor must prove that IRG would have received a passing score for these services in March of 2002 before Contractor may terminate this agreement without penalty;

                        5.2.10.5    Felony conviction of IRG or APS;

                        5.2.10.6 IRG fails to maintain commercial general and professional liability insurance, fails to cure in 30 days and fails to provide tail coverage or any other similar coverage for the cure period if applicable;

                        5.2.10.7 IRG experiences a reduction of Network Providers of at least 25% in any calendar year which if not cured within 90 days results in a material number of Covered Persons not having reasonable access to a provider or a violation of the access standards under Wis. Stat. 609.22, whichever is less.

      5.3   In the event that Contractor terminates this Agreement pursuant to
            Article 5.2.1 of this Agreement, or IRG terminates this Agreement pursuant to Article 5.2.9 of this Agreement, then Contractor shall pay IRG liquidated damages as set forth in Exhibit G attached hereto. Except as required by Article 5.2.5, if Contractor or IRG terminates this Agreement pursuant to any provision other than Articles 5.2.1, 5.5 and 5.2.9 of this Agreement, Contractor shall not be obligated to pay IRG any liquidated damages or other penalty.

      5.4 Except as otherwise stated, upon a breach by IRG of any provision of this Agreement, Contractor shall give IRG notice of such breach, and IRG shall be allowed thirty (30) days to cure such breach after the date of such notice.

      5.5 Upon any material breach by Contractor of any provision of this Agreement, including a breach that permits IRG to terminate this Agreement under Article 5.2.9 , IRG may terminate this Agreement for cause; provided, however, that in the event of any such breach, IRG shall give Contractor notice of such breach, and Contractor shall be allowed sixty (60) days to cure such breach after the date of such notice. If the material breach is not cured and IRG terminates this

            Agreement under this Article 5.5, Contractor shall pay the liquidated damages as set forth in Exhibit G within thirty (30) days following the end of the cure period.

      5.6 After the expiration of the Initial Term, this Agreement may be terminated by either party with or without cause, by giving the other party one hundred twenty (120) days written notice. The termination will be effective as of the end of the one hundred twenty (120) day notice period.

      5.7 During the notification of termination period, IRG shall continue to provide the services required by this Agreement at Contractor's request and Contractor shall pay the contract fees as set forth in Exhibit F. Upon termination of this Agreement, should there be any open cases that require additional work, upon Contractor's specific authorization, IRG will continue to render services and will bill for such remaining services at IRG's then current hourly rate for the services provided.

6.    INDEMNIFICATION AND INSURANCE

      6.1 IRG agrees to indemnify, defend and hold Contractor harmless against any and all claims, actions, litigation, costs, damages or expenses, including reasonable attorney fees, arising from the negligent acts or omissions of IRG or its employees.

      6.2 Contractor agrees to indemnify, defend and hold IRG harmless against any and all claims, actions, litigation, costs, damages or expenses, including reasonable attorney fees, arising from the negligent acts or omissions of Contractor or its employees.

      6.3 IRG agrees to maintain commercial general and professional liability insurance of not less than one million dollars ($1,000,000) per claim and three million dollars ($3,000,000) in the aggregate. Such insurance shall insure IRG and its employees against any liability, including liability for bodily injury, which may arise from performance of services under this Agreement. IRG agrees to provide satisfactory evidence of such insurance upon request. IRG shall provide Contractor prompt written notice of any reduction or cancellation in any of its liability coverage.

      6.4 IRG warrants that all Network Providers carry medical malpractice insurance as required by the laws of the State of Wisconsin, or any other state(s) law(s) as necessary to fulfill the responsibilities under this Agreement. Insurance described in this Article must provide coverage to providers, and provider's staff, agents and employees, as appropriate. Evidence of all such insurance shall be provided to Contractor upon request. IRG warrants that Network Providers shall in writing and within ten (10) business days, notify IRG of any restrictions, changes, cancellations or terminations of any of the insurance described in this Article. IRG shall immediately forward said notice to Contractor.

7.    GOOD FAITH COOPERATION AND DISPUTE RESOLUTION

      7.1 IRG and Contractor agree to meet and confer in good faith on all matters of common interest that materially affect this Agreement, including but not limited to, any amendments to this Agreement. Both parties agree to confer on such matters of common interest in order to reach accommodation prior to final action or decision.

      7.2 Each party hereto agrees to notify the other at the time a lawsuit is initiated concerning any dispute with any third person or entity that is relevant to any rights, obligations or other responsibilities or duties provided for under this Agreement.

      7.3 In the event IRG and Contractor are unable to mutually agree regarding an issue arising from Article 4.6 , IRG and Contractor shall meet and negotiate in good faith to attempt to resolve the dispute. In the event the dispute is not resolved within thirty (30) days of the initial meeting, then the parties shall submit the dispute to binding arbitration with AHLA ADR.

8.    PROPRIETARY RIGHTS

      8.1 Both parties reserve the right to control the use of any of their symbols, trademarks, computer programs and service marks presently existing or hereafter established. Both parties agree they will not use such computer programs, work, symbols, trademarks, service marks, or other devices of the other in advertising, promotional materials or otherwise and will not advertise or display such devices without the prior written consent of the other party. In addition, both parties further agree that any such signs, displays, literature, computer programs or material furnished to the other shall remain the property of the other party and shall be returned upon demand or the termination of the Agreement.

      8.2 Both parties acknowledge that, by virtue of their performance of their obligations hereunder, they may have access to proprietary or confidential information of the other party. Both parties agree to maintain in confidence and not disclose to any person or entity any information regarding the other party which could reasonably be considered proprietary or confidential by the disclosing party. Both parties acknowledge that the disclosing party shall at all times remain the owner of all proprietary or confidential information disclosed to the other party.

      8.3 Should either party exercise its right to terminate this Agreement, each party shall, within thirty (30) days of the effective date of the termination of the Agreement, return to the other party all proprietary and/or confidential information in its possession and the possession of the party's employees or agents.

9.    RECORDS

      9.1 IRG shall compile and keep records related to services provided under this Agreement. These records belong to IRG and are confidential. Such records will be maintained for a period of seven (7) years after the close of each case. Upon Contractor's request, IRG shall provide such records to Contractor upon reasonable notice. This provision shall survive the termination of this Agreement.

      9.2 IRG agrees to permit Contractor reasonable access to its premises, records and management personnel for periodic inspection and/or audit during normal business hours upon ten (10) days notice by Contractor and at Contractor's expense, while the Agreement is in effect and for six (6) months after its termination. Such access shall include the sending of copies of requested records to Contractor at Contractor's expense. Such inspection and/or audit may include any and all aspects of this Agreement relevant to Contractor, including relevant billing information.

      9.3 Contractor agrees to allow IRG reasonable access to its premises, records and management personnel for the purpose of auditing and/or verifying the accuracy of Contractor's reported enrollment. Such access shall occur during normal business hours upon ten (10) days' notice by IRG and at IRG's expense, while the Agreement is in effect and for six (6) months after its termination. Access shall include the sending of copies of requested records to IRG at its own expense.

      9.4 IRG shall comply with the terms and conditions set forth in Exhibit H regarding Protected Health Information as required by "Standards for Privacy of Individually Identifiable Health Information" 45 C.F.R. Parts 160 and 164 promulgated by the U.S. Department of Health and Human Services.

10.   RELATIONSHIP OF PARTIES

      10.1 IRG and Contractor are independent legal entities. Nothing in this Agreement shall be construed or be deemed to create a relationship of joint venturers or of employer and employee. Furthermore, this Agreement is not intended, nor shall it be construed, to affect any provider-patient relationship. Contractor acknowledges that IRG does not practice medicine or any other profession, or control the provision of Covered Services to Covered Persons. Both Contractor and IRG acknowledge that it is the attending health care provider who is responsible for the care and treatment of the Covered Persons under such provider's care. This Agreement creates no rights or obligations between Contractor or IRG and the Covered Persons. It is understood and agreed that Covered Persons are not, and shall in no event be construed as, third party beneficiaries of this Agreement and that no privity of contract shall exist between Covered Persons and Contractor or IRG.

11.   COMPLIANCE WITH LAWS

      11.1 IRG represents and warrants that it is, and will remain throughout the term of this Agreement, in material compliance with all laws, rules and regulations that are now or hereafter promulgated by any governmental authority or agency that govern or apply to the operation and/or use of the care management services described herein or otherwise govern or apply to IRG.

      11.2 In the event any Benefit Plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA), IRG shall not be identified as the "Plan Administrator" or a "Named Fiduciary" of the plan, as those terms are defined by ERISA. IRG has no responsibility for the preparation or distribution of the "Plan Document" or "Summary Plan Description" as those terms are defined by ERISA, or for the provision of any notices or for the filing of any reports or information required to be filed in regard to any Benefit Plan.

12.   MISCELLANEOUS PROVISIONS

      12.1 Amendments. All amendments and modifications to this Agreement shall be in writing and shall be duly executed by the parties hereto unless otherwise indicated.

      12.2 Entire Agreement. This Agreement, including the exhibits hereto, supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect to the said matters. Any inducements, promises or agreements, oral or otherwise, which have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and no other agreement, statement, or promise not contained in this Agreement shall be valid or binding, excepting a subsequent modification in writing signed by the parties to the Agreement.

      12.3 Applicable Law. This Agreement shall be governed by and construed in accordance with the Federal law, and to the extent not pre-empted, by the laws of the State of Wisconsin.

      12.4 Assignment. IRG may not assign this Agreement to the following companies without the prior written consent of Contractor: Aetna Inc., Humana Inc., UnitedHealth Group, Magellan Health Services Inc., any other company who offers for sale health plan services as a significant competitor of Cobalt in the State of Wisconsin, or a disreputable company. Contractor, with the exception of an assignment to an affiliate or subsidiary, shall not assign its rights, duties, or obligations under this Agreement without the prior written approval of IRG; Neither party shall unreasonably withhold prior written approval. If a party does not respond to a request for consent to a proposed assignment within thirty (30) days following the date of notice of such proposed assignment, such proposed assignment shall be deemed to have been consented to by the non-responding party. In the event of an assignment, all of the terms, conditions and other provisions of this Agreement shall be binding upon, and shall inure to the benefit of, all successors and assigns.

      12.5 IRG agrees that if Contractor is required to pay a penalty to IRG as set forth in Exhibit G or I under this Agreement that this shall be the exclusive remedy available to IRG or APS.

      12.6 Waiver of Breach. Waiver of breach of any provision of this Agreement shall not be deemed a waiver of any other breach of the same or different provision.

      12.7 Warranty of Authority. Each party executing this Agreement warrants and represents that it has full power and authority to enter into this Agreement and to bind itself to performance hereunder. Each party further warrants and represents that the individual signing this Agreement is an officer (if a corporate party) or a principal of the party for which he signs, or has been granted or delegated all requisite power and authority to bind the party for which he signs.

      12.8 Notices. Any notices required to be given pursuant to the terms and provisions of this Agreement shall be in writing, postage prepaid, and shall be sent by certified mail, return receipt requested, to the parties at the addresses below. The notice shall be effective on the date indicated on the return receipt.

            To IRG:

                     President of APS Healthcare
                     6705 Rockledge Drive, Suite 200
                     Bethesda, Maryland 20817
                     Or any subsequently provided address.

            To Contractor:



      12.9 Severability. In the event one or more provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the remaining provisions shall be unimpaired. The invalid, illegal or unenforceable provisions may be replaced by a mutually acceptable provision that comes closest to the original intention of the parties. Such modification may not create a substantial departure from the original contract of the parties or change the essential purpose of their bargain.

      12.10 Headings. The headings of articles and sections contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      12.11 Association Not A Party. IRG hereby expressly acknowledges its understanding that this Agreement constitutes a contract between IRG and Contractor, that Contractor is an independent corporation operating under a license with the Blue

            Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans, ("the Association") permitting Contractor to use the Blue Cross and/or Blue Shield Service Marks in the State of Wisconsin, and that Contractor is not contracting as the agent of the Association. IRG further acknowledges and agrees that it has not entered into this Agreement based upon representations by any person other than Contractor and that no person, entity, or organization other than Contractor shall be held accountable or liable to IRG for any of Contractor's obligations to IRG under this Agreement. This Article 12.11 shall not create any additional obligations whatsoever on the part of Contractor other than those obligations created under other provisions of this Agreement.

      12.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      12.13 Third Party Beneficiary. APS Healthcare and Cobalt Corporation are intended third party beneficiaries to this Agreement. Except as otherwise provided, there are no other intended third party beneficiaries to this Agreement.

                             IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the date written below.


                                       Innovative Resource Group(SM), LLC.

By:                                    By:
   -----------------------------          -----------------------------
Title:                                 Title:
      --------------------------             --------------------------
Date:                                  Date:
      --------------------------             --------------------------


                               INDEX OF EXHIBITS

        Exhibit A                        Diagnosis Codes Subject to Capitation Fund

        Exhibit B                        Utilization Management Delegation
                                         Services

        Exhibit C                        Credentialing Delegation Services

        Exhibit D                        Reports

        Exhibit E                        Performance Guarantees

        Exhibit F                        Contract Fees

        Exhibit G                        Liquidated Damages

        Exhibit H                        Use and Disclosure of Protected Health
                                         Information
        Exhibit I                        Pro Rata Purchase Price Damages

        Exhibit J                        Cobalt and Affiliates Contracted with IRG

        Exhibit K                        Sample Promissory Note

                                   EXHIBIT A


                 DIAGNOSIS CODES SUBJECT TO THE CAPITATION FUND

1. The mental health and substance abuse diagnosis codes that are amenable to treatment and that are subject to the Capitation Fund are followed by an "X" in the BH column set forth below.

2. The diagnosis codes that are followed by an "X" in the Med column are considered medical costs are not subject to the Capitation Fund.

3. The diagnosis codes that are followed by an "X" in the NC column are non-covered services (Note this is for the Compcare agreement only; this may not apply for Blue Cross and Unity).

4. A diagnosis code that is followed by an "X" in the Clinical Review/Clin Rev. column shall be handled as follows:

      a. IRG's Medical Director will review the clinical circumstances regarding the service or claim. If IRG's Medical Director determines that the service or claim is mental health or substance abuse services then the claim or services are subject to the Capitation Fund; or

      b. If IRG's Medical Director determines that the claim or service is medical then the information will be sent to the Contractor's Medical Director for review.

            i. If Contractor's Medical Director determines that the claim or service is medical then the claim or service is not subject to the Capitation Fund; or

            ii. If Contractor's Medical Director determines that the claim or service is mental health or substance abuse services, then the two medical directors will meet to negotiate a determination. However, if the medical directors are unable to agree, Contractor's Medical Director's determination shall be binding.

      c. The general guidelines applicable to the determination of whether a diagnosis code is subject to the Capitation Fund are the following:

            i. The charges for the particular diagnosis code are submitted by a facility licensed or primarily intended to deliver behavioral health services; or

            ii. The charges for the particular diagnosis code are for services performed in a psychiatric unit of a medical facility; or

            iii. The service for the particular diagnosis code was performed by a professional licensed as a behavioral health provider.

ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
256.23        OVARIAN FAILURE
290           PRIMARY DEGEN DEMENTIA SENILE ONSET-UNCOMPL ALZ DI                                                   X
290           DEMENTIA OF THE ALZHEIMERS TYPE WITH LATE ONSET, UNCOMP                                              X


ICD-9 CODE    DESCRIPTION                                                                          NC      BH      MED    CLIN REV.
290.1         PRESENILE, DEMENTIA                                                                                   X
290.1         PRIMARY DEGEN DEMENTIA-PRESENILE DEMENTIAL NOS                                                        X
290.11        DEMENTIA-ALZHEIMERS TYPE, EARLY ONSET,W/ DELIRIUM                                                     X
290.12        DEMENTIA-ALZHEIMERS TYPE, EARLY ONSET, W/ DELUSIONS                                                             X
290.13        DEMENTIA-ALZHEIMERS TYPE, EARLY ONSET, W/ DEPRESSION                                                            X
290.2         SENILE DEMENTIA WITH DELUSIONAL OR DEPRESSIVE FEATURE                                                           X
290.2         PRIMARY DEGEN DEMENTIA SENILE ONSET-DELUSIONS                                                                   X
290.21        PRIMARY DEGEN DEMENTIA SENILE ONSET-DEPRESSION                                                                  X
290.3         PRIMARY DEGEN DEMENTIA SENILE ONSET-DELIRIUM                                                                    X
290.3         DEMENTIA OF THE ALZHEIMERS TYPE WITH LATE ONSET, DELIRIUM                                                       X
290.4         VASCULAR DEMENTIA, UNCOMPLICATED                                                                                X
290.4         VASCULAR DEMENTIA, WITH DELIRIUM                                                                                X
290.41        VASCULAR DEMENTIA, WITH DELIRIUM                                                                                X
29042         VASCULAR DEMENTIA, WITH DELUSIONS                                                                               X
29043         VASCULAR DEMENTIA, W/ DEPRESSED MOOD                                                                            X
291           ALCOHOL PSYCHOSES                                                                     X
291           ALCOHOL-WIDRAWL DELIRIUM                                                              X
291           ALCOHOL INTOXICATION DELIRIUM                                                         X
291.1         ALCOHOL-AMNESTIC DISORDER                                                             X
291.1         ALCOHOL-INDUCED PERSISTING AMNESTIC DISORDER                                          X
291.2         ALCOHOL-INDUCED PERSISTING DEMENTIA                                                                             X
291.2         ALCOHOL-INDUCED PERSISTING DEMENTIA                                                                             X
291.3         ALCOHOL-HALLUCINOSIS                                                                  X
291.3         ALCOHOL-INDUCED PSYCHOTIC DISORDER WITH                                               X
291.4         ALCOHOL-IDIOSYNCRATIC INTOXICATION                                                    X
291.4         ARTERIOSCLEROTIC DEMENTIA, UNCOMPLICATED                                                                        X
291.5         ALCOHOL-INDUCED PSYCHOTIC DIO, W/ DELUSIONS                                           X
291.8         OTHER SPECIFIED ALCOHOL                                                                                         X
291.8         UNCOMPLICATED ALCOHOL WITHDRAWAL                                                      X
291.9         ALCOHOL-RELATED D/O NOS                                                               X
292           DRUG PSYCHOSES                                                                        X
292           AMPHETAMINE-WITHDRAWL                                                                 X
292           DRUG WITHDRAWAL SYNDROME                                                              X
292.1         PARANOID &/OR HALLUCINATORY STATE INDUCED BY DRUGS                                    X
292.11        CANNABIS-DISORDER                                                                     X
292.12        SUBSTANCE-INDUCED PSYCHOTIC D/O, WI HALLUCINATIONS                                    X
292.2         PATHOLOGICAL DRUG INTOXICATION                                                        X
292.8         OTHER SPECIFIED DRUG-INDUCED MENTAL DISORDERS                                         X
292.81        PCP-DELIRIUM                                                                          X
292.82        OTHER SUBSTANCE-INDUCED PERSISTING DEMENTIA                                                                     X
292.83        OTHER SUBSTANCE-INDUCED PERSISTING AMNESETIC D/O                                                                X
292.84        OTHER SUBSTANCE-INDUCED MOOD D/0                                                              X
292.89        OTHER SUBSTANCE-INDUCED PSYCHIATRIC D/O                                                       X
292.9         DRUG MENTAL DISORDER NOS                                                                      X
292.9         OTHER OR UNSPEC PSYCHOACTIVE SUBS ORGNC MENTL DISORDR                                         X
293           TRANSIENT ORGANIC PSYCHOTIC CONDITIONS                                                        X
293           ORG/MENT.DISORDER ASSOCIAXIC III OR ETIOL.UNK.-DEL                                                              X
293           DELIRIUM (ETIOLOGY NOTED ON AXIS III OR IS UNKNOWN)                                                             X
293.1         SUBACUTE DELIRIUM                                                                                               X
293.8         OTH TRANSIENT ORG MENTAL DIS                                                                                    X
293.81        ORG/MENT.DISORDER ASSOC/AXIC III OR ETIOL.UNK-ORG                                                               X
293.82        ORG/MENT.DISORDER ASSOC/AXIC III OR ETIOL.UNK.-ORG                                                              X
293.83        ORG/MENT.DISORDER ASSOC/AXIC III OR ETIOL.UNK.-ORG                                                              X
293.89        TRANSIENT ORG MENTAL DIS                                                                                        X
293.9         TRANSIENT ORG MENTAL NOS                                                                                        X
294           OTHER ORGANIC PSYCHOTIC CONDITIONS (CHRONIC)                                                                    X
294           ORGIMENT.DISORDER ASSOCIAXIC III OR ETIOL.UNK.-AMN                                                              X
294           AMNESTIC DISORDER (ETIOL NOTED ON AXIS III OR UNKNOWN)
                                                                                                            X


ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
294.1         ORG/MENT.DISORDER ASSOC/AXIC III OR ETIOL.UNK.-DEM                                                              X
294.1         DEMENTIA (ETIOL NOTED ON AXIS III OR UNKNOWN)                                                                   X
294.42        INVALID CODE                                                                          X
294.43        INVALID CODE                                                                          X
294.44        INVALID CODE                                                                          X
294.52        INVALID CODE                                                                          X
294.53        INVALID CODE                                                                          X
294.54        INVALID CODE                                                                          X
294.8         ORG/MENT.DISORDER ASSOC/AXIC III OR ETIOL.UNK.-ORG                                                              X
294.8         DEMENTIA NOS                                                                                                    X
294.9         UNSPECIFIED ORGANIC BRAIN SYNDROME                                                                              X
295           SCHIZOPHRENIC DISORDER                                                                        X
295           SCHIZOPHRENIA - SIMPLE TYPE                                                                   X
295           SCHIZOPHRENiC DISORDERS, SIMPLE TYPE UNSPECIFIED                                              X
295.01        SCHIZOPHRENIC DISORDERS, SIMPLE TYPE, SUBCHRONIC                                              X
295.02        SCHIZOPHRENIC DISORDERS, SIMPLE TYPE, CHRONIC                                                 X
295.03        SCHIZOPHREN DIS, SIMPLE TYPE, SUSCHR WI ACUTE EXACERB                                         X
295.04        SCHIZOPHREN DIS, SIMPLE TYPE, CHR WI ACUTE EXACERB                                            X
295.1         SCHIZOPHRENIA-DISORGANIZED, UNSPECIFIED                                                       X
295.11        SCHIZOPHRENIA-DISORGANIZED, SUBCHRONIC                                                        X
295.12        SCHIZOPHRENIA-DISORGANIZED, CHRONIC                                                           X
295.13        SCHIZOPHRENIA-DISORGANIZED,SUSCHRONIC W/ACUTE EXAC                                            X
295.14        SCHIZOPHRENIA-DISORGANIZED, CHRONIC WIACUTE EXACER                                            X
295.15        SCHIZOPHRENIA-SISORGANIZED, IN REMISSION                                                      X
295.2         SCHIZOPHRENIA-CATATONIC, UNSPECIFIED                                                          X
295.21        SCHIZOPHRENIA-CATATONIC,SUBCHRONIC                                                            X
295.22        SCHIZOPHRENIA-CATATONIC,CHRONIC                                                               X
295.23        SCHIZOPHRENIA-CATATONIC,SUBCHRONIC W/ACUTE EXACER                                             X
295.24        SCHIZOPHRENIA-CATATONIC,CHRONIC W/ACUTE EXAGERBAT                                             X
295.25        SCHIZOPHRENIA-CATATONIC, IN REMISSION                                                         X
295.3         SCHIZOPHRENIA-PARANOID, UNSPECIFIED                                                           X
295.31        SCHIZOPHRENIA-PARANOID, SUBCHRONIC                                                            X
295.32        SCHIZOPHRENIA-PARANOID, CHRONIC                                                               X
295.33        SCHIZOPHRENIA-PARANOID, SUBCHRONIC W/ACUTE EXAGERB                                            X
295.34        SCHIZOPHRENIA-PARANOID,CHRONIC W/ACUTE EYACERBATI                                             X
295.35        SCHIZOPHRENIA-PARANOID, IN REMISSION                                                          X
295.4         PSYCHOTIC DIS. NOT ELSEWHERE CLASSIFIED-SCHIZOPHRE ACUTE                                      X
295.41        SCHIZOPHRENIC EPISODE, SUBCHRONIC                                                             X
295.5         UNSPECIFIED LATENT SCHIZOPHRENIA                                                              X
295.51        LATENT SCHIZOPHRENIC, SUBCHRONIC                                                              X
295.6         SCHIZOPHRENIA-REDIDUAL, UNSPECIFIED                                                           X
295.61        SCHIZOPHRENiA-RESIDUAL, SUSCHRONIC                                                            X
295.62        SCHIZOPHRENIA-RESIDUAL,CHRONIC                                                                X
295.63        SCHIZOPHRENIA-RESIDUAL, SUBCHRONIC W/ACUTE EXACERB                                            X
295.64        SCHIZOPHRENIA-RESIDUAL, CHRONIC W/ACUTE EXACERBATI                                            X
295.65        SCHIZOPHRENIA-RESIDUAL, IN REMISSION                                                          X
295.7         SCHIZO-AFFECTIVE TYPE                                                                         X
295.7         PSYCHOTIC DIS. NOT ELSEWHERE CLASSIFIED-SCHIZOAFFE                                            X
295.71        PSYCHOTIC DIS. NOT ELSEWHERE CLASSIFIED-SCHIZOAFFE                                            X
295.73        SCHIZO-AFFECTIVE TYPE, SUBCHR W/ ACUTE EXACERB                                                X
295.74        SCHIZO-AFFECTIVE TYPE, CHRONIC W/ ACUTE EXACERB                                               X
295.8         OTHER SPECIFIED TYPES OF SCHIZOPHRENIA                                                        X
295.8         OTHER SPECIFIED TYPE OF SCHIZOPHRENIA                                                         X
295.9         SCHIZOPHRENIA-UNDIFFERENTIATED, UNSPECIFIED                                                   X
295.91        SCHIZOPHRENIA-UNDIFFERENTIATED, SUBGHRONIC                                                    X
295.92        SCHIZOPHRENIA-UNDIFFERENTIATED, CHRONIC                                                       X
295.93        SCHIZOPHRENIA-UNDIFFERENTIATED, SUBCHRONIC W/ACUTE                                            X
295.94        SCHIZOPHRENIA-UNDIFFERENTIATED, CHRONIC W/ACUTE EX                                            X



ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
295.95        SCHIZOPHRENIA-UNDIFFERENTIATED, IN REMISSION                                                  X
296           AFFFECTIVE PSYCHOSES                                                                          X
296           AFFFECTIVE PSYCHOSES                                                                          X
296.06        MANIC DIS REMISSION                                                                           X
296.1         MANIC DISORDER, RECURRENT EPISODE                                                             X
296.2         MAJOR DEPRESSION-SINGLE EPISODE                                                               X
296.2         MAJOR DEPRESSION-SINGLE EPISODE, UNSPECIFIED                                                  X
296.21        MAJOR DEPRESSION-SINGLE EPISODE, MILD                                                         X
296.22        MAJOR DEPRESSION-SINGLE EPISODE, MODERATE                                                     X
296.23        MAJOR DEPRESSiON-SINGLE EPISODE, SEVERE, W/OUT PSY                                            X
296.24        MAJOR DEPRESSION-SINGLE EPISODE, W/PSYCHOTIC FEATU                                            X
296.25        MAJOR DEPRESSION-SINGLE EPISODE, IN PARTIAL REMISS                                            X
296.26        MAJOR DEPRESSION-SINGLE EPISODE, IN FULL REMISSION                                            X
296.3         MAJOR DEPRESSION-RECURRENT                                                                    X
296.3         MAJOR DEPRESSION-RECURRENT, UNSPECIFIED                                                       X
296.31        MAJOR DEPRESSION, RECURRENT, MILD                                                             X
296.32        MAJOR DEPRESSIVE D/0, RECURRENT, MODERATE                                                     X
296.33        MAJOR DEPRESSION-RECURRENT, W/OUT PSYCHOTIC FEATUR                                            X
296.34        MAJOR DEPRESSION-RECURRENT, W/PSYCHOTIC FEATURES                                              X
296.35        MAJOR DEPRESSION-RECURRENT, IN PARTIAL REMISSION                                              X
296.36        MAJOR DEPRESSION-RECURRENT, IN FULL REMISSION                                                 X
296.4         BIPOLAR DISORDER-MANIC                                                                        X
296.4         BIPOLAR DISORDER-MANIC, UNSPECIFIED                                                           X
296.41        BIPOLAR DISORDER-MANIC, MILD                                                                  X
296.42        BIPOLAR DISORDER-MANIC, MODERATE                                                              X
296.43        BIPOLAR DISORDER-MANIC, SEVERE, W/OUT PSYCHOTIC FE                                            X
296.44        BIPOLAR DISORDER-MANIC, WIPSYCHOTIC FEATURES                                                  X
296.45        BIPOLAR DISORDER-MANIC, IN PARTIAL REMISSION                                                  X
296.46        BIPOLAR DISORDER-MANIC, IN FULL REMISSION                                                     X
296.5         BIPOLAR DISORDER-DEPRESSED, UNSPECIFIED                                                       X
296.5         BIPOLAR DISORDER-DEPRESSED, UNSPECIFIED                                                       X
296.51        BIPOLAR DISORDER-DEPRESSED, MILD                                                              X
296.52        BIPOLAR DISORDER-DEPRESSED, MODERATE                                                          X
296.53        BOPOLAR DISORDER-DEPRESSED, SEVERE, W/OUT PSYCHOTI                                            X
296.54        BIPOLAR DISORDER-DEPRESSED, W/PSYCHOTIC FEATURES                                              X
296.55        BIPOLAR DISORDER-DEPRESSED, IN PARTIAL REMISSION                                              X
296.56        BIPOLAR DISORDER-DEPRESSED, IN FULL REMISSION                                                 X
296.6         BIPOLAR DISORDER-MIXED                                                                        X
296.6         BIPOLAR DISORDER-MIXED, UNSPECIFIED                                                           X
296.61        BIPOLAR DISORDER-MIXED, MILD                                                                  X
296.62        BIPOLAR DISORDER-MIXED, MODERATE                                                              X
296.63        BIPOLAR DISORDER-MIXED, SEVERE W/OUT PSYCHOTIC FEA                                            X
296.64        BIPOLAR DISORDER-MIXED, W/PSYCHOTIC FEATURES                                                  X
296.65        BIPOLAR DISORDED-MIXED, IN PARTIAL REMISSION                                                  X
296.66        BIPOLAR DISORDER-MIXED, IN FULL REMISSION                                                     X
296.7         BIPOLAR DISORDER NOS                                                                          X
296.7         BIPOLAR DISORDER NOS, UNSPECIFIED                                                             X
296.8         BIPOLAR D/O NOS                                                                               X
296.8         MANIC-DEPRESSIVE PSYCHOSIS, UNSPECIFIED                                                       X
296.81        MANIC-DEPRESSIVE PSYCHOSIS, ATYPICAL MANIC DISORDER                                           X
296.82        ATYPICAL DEPRESSIVE DISORDER                                                                  X
296.89        BIPOLAR 11 D/O                                                                                X
296.9         UNSPECIFIED DIAGNOSIS                                                                 X
296.9         MAJOR AFFECTIVE DISORDER                                                                      X
296.99        OTHER SPECIFIED AFFECTIVE PSYCHOSIS                                                           X
297           PARANOID STATES                                                                               X
297           PARANOID STATE, SIMPLE                                                                        X
297.1         DELUSIONAL (PARANOID) DISORDER                                                                X


ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
297.1         DELUSIONAL DISORDER                                                                           X
297.2         PARAPHRENIA                                                                                   X
297.3         PSYCHOTIC DIS. NOT ELSEWHERE CLASSIFIED-INDUCED PS                                            X
297.3         SHARED PSYCHOTIC DISORDER                                                                     X
297.8         OTHER SPECIFIED PARANOID STATES                                                               X
297.9         PARANOID STATE, UNSPECIFIED                                                                   X
298           DEPRESSIVE TYPE PSYCHOSIS                                                                     X
298.1         EXCITATIVE TYPE PSYCHOSIS                                                                     X
298.2         REACTIVE CONFUSION                                                                            X
298.3         ACUTE PARANOID REACTION                                                                       X
298.4         PSYCHOGENIC PARANOID PSYCHOSIS                                                                X
298.8         PSYCHOTIC DIS. NOT ELSEWHERE CLASSIFIED-BRIEF REAC                                            X
298.8         BRIEF PSYCHOTIC DISORDER                                                                      X
298.9         PSYCHOTIC DIS. NOT ELSEWHERE CLASSIFIED-PSYCHOTIC                                             X
298.9         PSYCHOTIC DISORDER                                                                            X
299           PSYCHOSIS WITH ORIGIN SPECIFIC TO CHILDHOOD                                                   X
299           AUTISTIC DISORDER                                                                                               X
299.01        INFANTILE AUTISM, RESIDUAL STATE                                                                                X
299.1         DISINTEGRATIVE PSYCHOSIS, CURRENT OR ACTIVE STATE                                             X
299.11        DISINTEGRATIVE PSYCHOSIS, RESIDUAL STATE                                                      X
299.8         PERVASIVE DEVELOPMENTAL DISORDER NOS                                                                            X
299.9         UNSPECIFIED PSYCHOSES                                                                         X
300           PANIC DISORDER-ANXIETY DISORDER NOS                                                           X
300           ANXIETY STATE, UNSPECIFIED                                                                    X
300.01        PANIC DISORDER-W/OUT AGORAPHOBIA                                                              X
300.02        PANIC DISORDER-GENERALIZED ANXIETY DISORDER                                                   X
300.09        ANXIETY STATE,OTHER                                                                           X
300.1         HYSTERIA                                                                                      X
300.1         HYSTERIA, UNSPECIFIED                                                                         X
300.11        SOMATOFORM DISORDERS-CONVER.DIS (OR HYSTERICAL NEU                                            X
300.12        DISSOCIATIVE DISORDERS-PSYCHOGENIC AMNESIA                                                    X
300.13        DISSOCIATIVE DISORDERS-PSYCHOGENIC FUGUE                                                      X
300.14        DISSOCIATIVE DISORDERS-MULTIPLE PERSONALITY DISORD                                            X
300.15        DISSOCIATIVE DISORDERS-DISSOCIATIVE DISORDER NOS                                              X
300.16        FACTITIOUS DISORDER-W/PSYCHOLOGICAL SYMPTOMS                                                  X
300.19        FACTITIOUS DISORDER NOS                                                                       X
300.2         PHOBIC DISORDERS                                                                              X
300.2         INVALID CODE                                                                          X
300.21        PANIC DISORDER-WITH AGORAPHOBIA                                                               X
300.22        PANIC DISORDER-AGORAPHOBIA W/OUT HX OF PANIC DISOR                                            X
300.23        PANIC DISORDER-SOCIAL PHOBIA                                                                  X
300.29        PANIC DISORDER-SIMPLE PHOBIA                                                                  X
300.3         PANIC DISORDER-OBSESS.COMPULSIVE DIS (OR OBESSIVE                                             X
300.3         OBSESSIVE COMPULSIVE DISORDER                                                                 X
300.4         NEUROTIC DEPRESSION                                                                           X
300.4         DYSTHYMIA                                                                                     X
300.5         NEURASTHENIA                                                                                  X
300.6         DISSOCIATIVE DISORDERS-DEPRSNLZATION DIS (OR DEPRS                                            X
300.6         DEPERSONALIZATION DISORDER                                                                    X
300.7         SOMATOFORM DISORDERS-BODY DYSMORPHIC DISORDER                                                 X
300.7         BODY DYSMORPHIC DISORDER                                                                      X
300.8         OTHER NEUROTIC DISORDER                                                                       X
300.81        SOMATOFORM DISORDERS-SOMATIZATION DISORDER                                                    X
300.89        OTHER                                                                                 X
300.9         UNSPECIFIED NEUROTIC DISORDER                                                                 X
300.9         UNSPECIFIED MENTAL DISORDER (NONPSYCHOTIC)                                                    X
301           PERSONALITY DIS. CLUSTER A-PARANOID                                                           X
301           PARANOID PERSONALITY DISORDER                                                                 X


ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
301.1         AFFECTIVE PERSONALITY DISORDER                                                                X
301.1         AFFECTIVE PERSONALITY DiSORDER, UNSPECIFIED                                                   X
301.11        CHRONIC HYPOMANIC PERSONALITY DISORDER                                                        X
301.12        CHRONIC DEP PERSONALITY DIS                                                                   X
301.13        BIPOLAR DISORDER-CYCLOTHYMIA                                                                  X
301.2         SCHIZOID PERSONALITY DISORDER                                                                 X
301.2         PERSONALITY DIS. CLUSTER A-SCHIOID                                                            X
301.21        INTROVERTED PERSONALITY DISORDER                                                              X
301.22        PERSONALITY DIS. CLUSTER A-SCHIZOTYPAL                                                        X
301.3         EXPLOSIVE PERSONALITY DISORDER                                                                X
301.4         PERSONALITY DIS. CLUSTER C-OBSESSIVE COMPULSIVE                                               X
301.4         OBSESSIVE COMPULSIVE PERSONALITY DISORDER                                                     X
301.5         HISTRIONIC PERSONALITY DISORDER                                                               X
301.5         PERSONALITY DIS. CLUSTER B-HISTRIONIC                                                         X
301.51        FACTITIOUS DISORDER-W/PHYSICAL SYMPTOMS                                                       X
301.59        OTHER HISTRIONIC PERSONALITY DISORDER                                                         X
301.6         PERSONALITY DIS. CLUSTER C-DEPENDENT                                                          X
301.6         DEPENDENT PERSONALITY DISORDER                                                                X
301.7         PERSONALITY DIS. CLUSTER B-ANTISOCIAL                                                 X
301.7         ANTISOCIAL PERSONALITY DISORDER                                                       X
301.8         OTHER PERSONALITY DISORDER                                                                    X
301.81        PERSONALITY DIS. CLUSTER B-NARCISSISTIC                                                       X
301.82        PERSONALITY DIS. CLUSTER C-AVOIDANT                                                           X
301.83        PERSONALITY DIS. CLUSTER B-BORDERLINE                                                         X
301.84        PERSONALITY DIS. CLUSTER C-PASSIVE AGGRESSIVE                                                 X
301.89        MIXED PERSAONALITY DISORDER                                                                   X
301.9         PERSONALITY DISORDER NOS                                                                      X
301.9         PERSONALITY DISORDER NOS                                                                      X
302           HOMOSEXUALITY                                                                         X
302.1         ZOOPHILIA                                                                                                       X
302.2         PARAPHILIAS-PEDOPHILIA                                                                X
302.2         PEDOPHILIA                                                                            X
302.3         PARAPHILIAS-TRANSVESTIC FETISHISM                                                             X
302.3         TRANSVESTIC FETISHISM                                                                         X
302.4         PARAPHILIAS-EXHIBITIONISM                                                                     X
302.4         EXHIBITIONISM                                                                                 X
302.5         TRANSSEXUALISM                                                                                X
302.5         TRANSEXUALISM                                                                                 X
302.51        TRANSSEXUALISM, WITH ASEXUAL HISTORY                                                          X
302.52        TRANSSEXUALISM, WITH HOMOSEXUAL HISTORY                                                       X
302.53        TRANSSEXUALISM, WITH HETEROSEXUAL HISTORY                                                     X
302.6         GENDER IDENTITY DISORDER OF CHILDHOOD                                                         X
302.6         GENDER IDENTITY DISORDER NOS                                                                  X
302.7         PSYCHOSEXUAL DYSFUNCTION                                                                      X
302.7         SEXUAL DYSFUNCTION NOS                                                                                X
302.71        HYPOACTIVE SEXUAL DESIRE DISORDER                                                                     X
302.72        SEXUAL AROUSAL DISORDER                                                                               X
302.73        INHIBITED FEMALE ORGASM                                                                               X
302.74        INHIBITED MALE ORGASM                                                                                 X
302.75        PREMATURE EJACULATION                                                                                 X
302.76        DYSPAREUNIA                                                                                           X
302.79        SEXUAL AVERSION DISORDER                                                              X
302.81        PARAPHILIAS-FETISHISM                                                                         X
302.82        PARAPHILIAS-VOYEURISM                                                                         X
302.83        PARAPHILIAS-SEXUAL MASOCHISM                                                                  X
302.84        PARAPHILIAS-SEXUAL SADISM                                                             X
302.85        GENDER IDENTITY DIS ADOL OR ADULTHOOD, NONTRASSEXU                                            X
302.89        PARAPHILIAS-FROTTEURISM                                                                       X

ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
302.9         PARAPHILIAS-SEXUAL DISORDER NOS                                                       X
302.9         PARAPHILIA NOS                                                                        X
303           ALLCOHOL DEPENDENCE SYNDROME                                                                  X
303           ALCOHOL-INTOXICATION                                                                          X
303.01        ALCOHOL DEPENDENCE, CONTINUOUS                                                                X
303.02        ALCOHOL DEPENDENCE, EPISODIC                                                                  X
303.03        ACUTE ALCOHOL INTOXICATION IN REMISSION                                                       X
303.1         ALCOHOL DEPENDENCE, CONTINUOUS                                                                X
303.3         ALCOHOL DEPENDENCE, IN REMISSION                                                              X
303.9         ALCOHOL DEPENDENCE                                                                            X
303.9         PYSCHOACTIVE SUBSTANCE USE DIS.-ALCOHOL DEPENDENCE                                            X
303.91        ALCOHOL DEPENDENCY NEC NCS CO                                                                 X
303.92        OTHER & UNSPECIFIED ALCOHOL DEP-EPISODIC                                                      X
303.93        ALCOHOL DEPENDENCE REMISSION                                                                  X
304           PYSCHOACTIVE SUBSTANCE USE DIS.-OPIOID DEPENDENCE                                             X
304.01        OPIOID DEPENDENCE, CONTINUOUS                                                                 X
304.02        OPIOID DEPENDENCE, EPISODIC                                                                   X
304.03        OPIOID DEPENDENCE, IN REMISSION                                                               X
304.1         PYSCHOACTIVE SUBSTANCE USE DIS.-SEDATIVE OR HYPNOT                                            X
304.11        BARBITURATE & SIMIL ACTING SEDATIVE OR HYPNOT DEP, CONT                                       X
304.12        BARBITURATE & SIMIL ACTING SEDATIVE OR HYPNOT DEP, EPISOD                                     X
304.13        BARBITURATE & SIMIL ACTING SEDATIVE OR HYPNOT DEP IN REM                                      X
304.2         COCAINE DEPENDENCE                                                                            X
304.2         PYSCHOACTIVE SUBSTANCE USE DIS.-COCAINE DEPENDENCE                                            X
304.21        COCAINE DEPENDENCE CONTINUOUS                                                                 X
304.22        COCAINE DEPENDENCE, EPISODIC                                                                  X
304.23        COCAINE DEPENDENCE, IN REMISSION                                                              X
304.3         CANNABIS DEPENDENCE                                                                           X
304.3         PYSCHOACTIVE SUBSTANCE USE DIS.-CANNABIS DEPENDENC                                            X
304.31        CANNABIS DEPENDENCE CONTINUOUS                                                                X
304.32        CANNABIS DEPENDENCE, EPISODIC                                                                 X
304.33        CANNABIS DEPENDENCE, IN REMISSION                                                             X
304.4         PYSCHOACTIVE SUBSTANCE USE DIS.-AMPHETAMINE DEPEND                                            X
304.41        AMPHETAMINE OR OTHER PSYCHOSTIM DEPENDENCE, CONT                                              X
304.42        AMPHETAMINE OR OTHER PSYCHOSTIM DEP, EPISODIC                                                 X
304.43        AMPHETAMINE OR OTHER PSYCHOSTIM DEP, IN REMISSION                                             X
304.5         OTHER SUBSTANCE-PSYCHOACTIVE SUBSTANCE DEPENDENCE                                             X
304.51        HALLUCINOGEN DEPENDENCE, CONTINUOUS                                                           X
304.52        HALLUCINOGENIC DEPENDENCE, EPISODIC                                                           X
304.53        HALLUCINOGENIC DEPENDENCE, IN REMISSION                                                       X
304.6         PYSCHOACTIVE SUBSTANCE USE DIS.-INHALANT DEPENDENC                                            X
304.7         COMBINATIONS OF OPIOID TYPE DRUGS W/ ANY OTHER                                                X
304.8         POLYSUBSTANCE DEPENDENCE                                                                      X
304.8         COMBINATIONS OF DRUG DEP EXCL OPIOID TYPE DRUG                                                X
304.81        COMBO DRUG DEPENDENCE, EXCLUDING OPIOD TYPE, CONTI                                            X
304.9         OTHER (OR UNKNOWN) SUBSTANCE ABUSE                                                            X
304.9         UNSPECIFIED DRUG DEPENDENCE                                                           X
305           NONDEPENDENT ABUSE OF DRUGS                                                                   X
305           NONDEPENDENT ABUSE OF DRUGS                                                                   X
305           PYSCHOACTIVE SUBSTANCE USE DIS.-ALCOHOL ABUSE                                                 X
305.01        NONDEPENDENT ABUSE OF DRUGS CONTINUOUS                                                        X
305.02        ALCOHOL ABUSE, EPISODIC                                                                       X
305.03        ALCOHOL ABUSE, IN REMISSION                                                                   X
305.1         TOBACCO USE DISORDER, UNSPECIFIED                                                                     X
305.11        TOBACCO USE DISORDER, CONTINUOUS                                                                      X
305.12        TOBACCO USE DISORDER, EPISODIC                                                                        X
305.13        TOBACCO USE DISORDER, IN REMISSION                                                                    X
305.2         CANNABIS-INTOXICATION                                                                         X


ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
305.21        CANNABIS USE, CONTINUOUS                                                                      X
305.22        CANNABIS ABUSE, EPISODIC                                                                      X
305.23        CANNABIS ABUSE, IN REMISSION                                                                  X
305.3         HALLUCINOGEN-HALLUCINOSIS                                                                     X
305.31        HALLUCINOGENIC ABUSE, CONTINUOUS                                                              X
305.32        HALLUCINOGENIC ABUSE, EPISODIC                                                                X
305.33        HALLUCINOGENIC ABUSE, IN REMISSION                                                            X
305.4         SEDATIVE OR HYPNOTIC-INTOXICATION                                                             X
305.41        BARBITURATE & SIMIL ACTING SEDATIVE OR HYPN ABUSE, CONT                                       X
305.42        BARBITURATE & SIMIL ACTING SEDATIVE OR HYPN ABUSE, EPISODIC                                   X
305.43        BARBITURATE & SIMIL ACTING SEDATIVE OR HYPN ABUSE, IN REM                                     X
305.5         OPIOID-INTOXICATION                                                                           X
305.51        OPIOID ABUSE, CONTINUOUS                                                                      X
305.52        OPIOID ABUSE, EPISODIC                                                                        X
305.53        OPIOID ABUSE, IN REMISSION                                                                    X
305.6         COCAINE ABUSE                                                                                 X
305.6         COCAINE-INTOXICATION                                                                          X
305.61        COCAINE DEPENDENCE-CONTINUOUS                                                                 X
305.62        COCAINE ABUSE-EPISODIC                                                                        X
305.63        COCAINE ABUSE, IN REMISSION                                                                   X
305.7         AMPHETAMINE-INTOXICATION                                                                      X
305.71        AMPHETAMINE OR REL ACTING SYMPATHOMIM ABUSE, CONTIN                                           X
305.8         ANTIDEPRESSANT TYPE ABUSE, UNSPECIFIED                                                        X
305.81        ANTIDEPRESSANT TYPE ABUSE, CONTINUOUS                                                         X
305.82        ATNIDEPRESSANT TYPE ABUSE, EPISODIC                                                           X
305.83        ANTIDEPRESSANT TYPE ABUSE, IN REMISSION                                                       X
305.9         INHALANT-INTOXICATION                                                                         X
305.91        DRUG ABUSE NEC - CONTIN                                                               X
306           PHYSIOLOGICAL MALFUNCTIONS ARISING FROM MENTAL FACTORS                                                          X
306           MUSCULOSKELETAL                                                                                                 X
306.1         RESPIRATORY                                                                                                     X
306.2         CARDIOVASCULAR                                                                                                  X
306.3         SKIN                                                                                                            X
306.4         GASTROINTESTINAL                                                                                                X
306.5         GENITOURINARY                                                                                                   X
306.51        VAGINISMUS                                                                                                      X
306.52        PSYCHOGENIC DYSMENORRHEA                                                                                        X
306.53        PSYCHOGENIC DYSURIA                                                                                             X
306.59        OTHER PHYSIOLOGICAL MALFUNCTIONS                                                                                X
306.6         ENDOCRINE                                                                                                       X
306.7         ORGANS OF SPECIAL SENSE                                                                                         X
306.8         OTHER SPECIFIED PSYCHOPHYSIOLOGICAL MALFUNCTIONS                                                                X
306.9         UNSPECIFIED PSYCHOPHYSIOLOGICAL MALFUNCTIONS                                                                    X
307           STAMMERING & STUTTERING                                                                                         X
307           STUTTERING                                                                                                      X
307.1         ANOREXIA NERVOSA                                                                              X
307.1         ANOREXIA NERVOSA                                                                              X
307.2         TIC D/O NOS                                                                                           X
307.2         TIC DISORDER NOS                                                                                      X
307.21        TRANSIENT TIC DISORDER                                                                                X
307.22        CHRONIC MOTOR OR VOCAL TIC DISORDER                                                                   X
307.23        TOURETTE'S SYNDROME                                                                        X
307.3         STEREOTYPE/HABIT DISORDER                                                                  X
307.3         STEREOTYPE/HABIT DISORDER                                                                  X
307.4         SPECIFIC DISORDERS OF SLEEP OF NONORGANIC ORIGIN                                                      X
307.4         DYSSOMNIA NOS                                                                                         X
307.41        TRANSIENT DISORDER OF INITIATING OR MAINTAINING SLEEP                                                 X
307.42        DYSSOMNIAS-PRIMARY INSOMNIA (NON-ORGANIC)                                                            X

ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
307.43        TRANSIENT DISORD OF INITIATING OR MAINTAINING WAKEFULNESS                                             X
307.44        HYPERSOMNIA DISORDER-RELATED TO ANOTHER MENTAL DIS                                            X
307.45        HYPERSOMNIA DISORDER-SLEEP-WAKE SCHEDULE DISORDER                                                     X
307.46        PARASOMNIAS-SLEEP TERROR/SLEEPWALKING DISORDER                                                X
307.47        PARASOMNIAS-DREAM ANXIETY DISORDER (NIGHTMARE DIS                                             X
307.48        REPETITIVE INTRUSIONS OF SLEEP                                                                X
307.49        OTHER                                                                                 X
307.5         OTHER & UNSPECIFIED DISORDERS OF EATING                                               X
307.5         EATING DISORDER NOS                                                                           X
307.51        BULIMIA NERVOSA                                                                               X
307.52        PICA                                                                                                  X
307.53        RUMINATION DISORDER OF INFANCY                                                                        X
307.54        PSYCHOGENIC VOMITING                                                                                            X
307.6         ENURESIS                                                                                                        X
307.6         ENURESIS (NOT DUE TO A GENERAL MEDICAL CONDITION)                                                               X
307.7         ENCOPRESIS                                                                                                      X
307.7         ENCOPRESIS, W/O CONSTIPATION & OVERFLOW INCONTINENCE                                                            X
307.72        INVALID CODE                                                                          X
307.73        INVALID CODE                                                                          X
307.8         PSYCHALGIA                                                                            X
307.8         SOMATOFORM DISORDERS-SOMATOFORM PAIN DISORDER                                                                   X
307.81        TENSION HEADACHE                                                                                      X
307.89        PAIN D/O ASSOCIATED WI BOTH MEDICAL AND PSYCH FACT                                    X
307.9         UNSPECIFIED SPECIAL SYMPTOMS                                                                  X
307.9         COMMUNICATION DISORDER NOS                                                                    X
308           ACUTE REACTION TO STRESS                                                                      X
308           PREDOMINANT DISTURBANCE OF EMOTION                                                            X
308.1         PREDOMINANT DISTURBANCE OF CONSCIOUSNESS                                                      X
308.2         PREDOMINANT PSYCHOMOTOR DISTURBANCE                                                           X
308.3         OTHER ACUTE REACTIONS TO STRESS                                                               X
308.4         MIXED DISORDERS AS REACTIONS TO STRESS                                                        X
308.9         UNSPECIFIED ACUTE REACTION TO STRESS                                                          X
309           ADJUSTMENT REACTION                                                                           X
309           BRIEF DEPRESSIVE REACTION                                                                     X
309           ADJUSTMENT DISORDER WITH DEPRESSED MOOD                                                       X
309.1         PROLONGED DEPRESSIVE REACTION                                                                 X
309.2         ADJUSTMENT REACTION, WITH PREDOMINANCE DISTURBANCE                                            X
309.21        SEPARATION ANXIETY DISORDER                                                                   X
309.22        EMANCIPATION DISORDER OF ADOL AND EARLY ADULT LIFE                                            X
309.23        ADJUSTMENT DISORDER WI ACADEMIC INHIBITION                                            X
309.24        ADJUSTMENT REACTION-ANXIOUS MOOD                                                              X
309.28        ADJ. D/0 W/MIXED EMOTIONAL FEATURES                                                           X
309.29        OTHER ADJUSTMENT REACTION                                                                     X
309.3         ADJUSTMENT REACTION WI PREDOMINANT DISTURB OF CONDUCT                                         X
309.3         ADJUSTMENT DISORDER WITH DISTURBANCE OF CONDUCT                                               X
309.4         MIXED DISTURBANCE OF EMOTIONS                                                                 X
309.4         ADJ DISORDER WI MIXED DISTURB OF EMOTIONS                                                     X
309.8         OTHER SPECIFIED ADJUSTMENT REACTIONS                                                          X
309.81        PROLONGED POSTTRAUMATIC STRESS DISORDER                                                       X
309.82        ADJSUTMENT REACTION WI PHYSICAL SYMPTOMS                                                      X
309.83        ADJUSTMENT REAC WITH WITHDRAWL                                                                X
309.89        PANIC DISORDER-POST-TRAUMATIC STRESS DISORDER                                                 X
309.9         ADJUSTMENT REACTION                                                                           X
309.9         ADJUSTMENT DISORDER NOS                                                                       X
310           SPEC NONPSYCHOT MENTAL DISORD DUE TO ORGAN BRAIN DAMAGE                                                         X
310           FRONTAL LOBE SYNDROME                                                                                  X
310.1         ORG/MENT.DISORDER ASSOC/AXIC III OR ETIOL.UNK-ORG                                                               X
310.1         PERSONALITY CHANGE DUE TO (INDICATED MEDICAL COND)                                                              X


ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
310.2         POSTCONCUSSION SYNDROME I                                                                             X
310.8         OTHER SPEC NONPSYCHOT MENT DISORD FOLL ORGANIC BRAIN DAM                                                        X
310.9         UNSPECIFIED NONPSYCHOTIC                                                                              X
311           DEPRESSIVE DISORDER NEC                                                                       X
311           DEPRESSIVE DISORDER NOS                                                                       X
312           DISTURBANCE OF CONDUCT, NOT ELSEWHERE CLASSIFIED                                      X
312           UNDERSOCIALIZED CONDUCT DISORD, AGGRESSIVE TYPE, UNSPEC                                       X
312           SOLITARY AGGRESSIVE TYPE                                                                      X
312.01        UNDERSOCIALIZED CONDUCT DISORD, AGGRESSIVE TYPE, MILD                                         X
312.02        UNDERSOCIALIZED CONDUCT DISORD, AGGRESSIVE TYPE, MOD                                          X
312.03        UNDERSOCIALIZED COND DISORD, AGGRESSIVE TYPE, SEVERE                                          X
312.1         CONDUCT DISORDER I                                                                            X
312.1         UNDERSOCIALIZED COND DISORD, UNAGGRESSIVE TYPE, UNSP                                          X
312.11        UNDERSOCIALIZED COND DISORD, UNAGGR TYPE, MILD                                                X
312.12        UNDERSOCIALIZED COND DISORD, UNAGGR TYPE, MODERATE                                            X
312.2         SOCIALIZED CONDUCT DISORDER                                                                   X
312.2         SOCIALIZED CONDUCT DISORDER, UNSPECIFIED                                                      X
312.21        SOCIALIZED CONDUCT DISORDER, MILD                                                             X
312.22        SOCIALIZED CONDUCT DISORDER, MODERATE                                                         X
312.23        SOCIALIZED CONDUCT DISORDER, SEVERE                                                           X
312.3         DISORDER OF IMPULSE CONTROL                                                                   X
312.3         IMPULSE CONTROL DIS NOS                                                                       X
312.31        IMPULSE CNTRL DIS NOT ELSWHR CLASS.-PATHOLOGICAL G                                            X
312.32        IMPULSE CNTRL DIS NOT ELSWHR CLASS.-KLEPTOMANIA                                                                 X
312.33        IMPULSE CNTRL DIS NOT ELSWHR CLASS.-PYROMANIA                                                                   X
312.34        IMPULSE CNTRL DIS NOT ELSWHR CLASS.-INTERMITTENT E                                            X
312.35        ISOLATED EXPLOSIVE DISORDER                                                                   X
312.39        IMPULSE CNTRL DIS NOT ELSWHR CLASS.-TRICHOTILLOMAN                                            X
312.4         MIXED DISTURBANCE OF CONDUCT & EMOTIONS                                                                         X
312.8         OTHER SPEC DISTURB OF CONDUCT, NOT ELSEWHERE CLASSIF                                                            X
312.9         UNSPECIFIED DISTURBANCE OF CONDUCT                                                    X
313           DISTURB OF EMOTIONS SPEC TO CHILDHOOD & ADOLESC                                               X
313           OVERANXIOUS DISORDER                                                                          X
313           OVERANXIOUS DISORDER                                                                          X
313.1         MISERY AND UNHAPPINESS DISORDER                                                       X
313.13        MISERY & UNHAPPINESS DISORDER                                                         X
313.2         SENSITIVITY, SHYNESS, & SOCIAL WITHDRAWL                                              X
313.21        AVOIDANT DISORDER OF CHILDHOOD OR ADOLESCENCE                                                 X
313.22        INTROVERTED DISORDER OF CHILDHOOD                                                             X
313.23        ELECTIVE MUTISM                                                                                                 X
313.3         RELATIONSHIP PROBLEMS                                                                 X
313.8         OTHER EMOTIONAL DISORDER OF CHILDHOOD                                                         X
313.81        OPPOSITIONAL DEFIANT DISORDER                                                                 X
313.82        IDENTITY DISORDER                                                                             X
313.83        ACADEMIC UNDERACHIEVEMENT DISORDER                                                    X
313.89        REACTIVE ATTACHMENT DISORDER OF INFANCY OR EARLY C                                            X
313.9         UNSPEC EMOT DISTURB OF CHILDH00D/ADOLE                                                        X
314           ATTENTION-DEFICIT/HYPERACTIVITY D/0, INATTENTIVE                                              X
314           ATTENTION-DEFICIT DISORDER                                                                    X
314           ATT DEF/HYPERACTIV DISORDER, PREDOM INATTENTIVE TYPE                                          X
314.01        ATTENTION-DEFICIT HYPERACTIVITY DISORDER                                                      X
314.1         HYPERKINESIS WITH DEVELOPMENTAL DELAY                                                         X
314.2         HYPERKINETIC CONDUCT DISORDER                                                                 X
314.8         OTHER SPEC MANIFESTATIONS OF HYPERKINETIC SYNDROME                                    X
314.9         UNSPECIFIED HYPERKINETIC SYNDROME                                                             X
315           READING D/O                                                                           X
315           SPECIFIC READING DISORDER                                                             X
315           READING DISORDER, UNSPECIFIED                                                         X


ICD-9 CODE    DESCRIPTION                                                                           NC     BH      MED    CLIN REV.
315.01        ALEXIA                                                                                X
315.02        DEVELOPMENTAL DYSLEXIA                                                                X
315.09        OTHER READING DISORDER                                                                X
315.1         MATHEMATICS DI0                                                                       X
315.1         MATHEMATICS DISORDER                                                                  X
315.2         OTHER SPECIFIC LEARNING DIFFICULTIES                                                  X
315.3         DEVELOPMENTAL SPEECH OR LANGUAGE DISORDER                                             X
315.31        EXPRESSIVE LANGUAGE D/O                                                               X
315.39        PHONOLOGICAL D/0                                                                      X
315.4         DEVELOPMENTAL COORDINATION DIO                                                        X
315.4         DVERLOPMENTAL COORDINATION DISORDER                                                   X
315.5         MIXED DEVELOPMENTAL DISORDER                                                          X
315.8         OTHER SPECIFIED DELAYS IN DEVELOPMENT                                                 X
315.8         INVALID CODE                                                                          X
315.9         DEVELOPMENTAL DISORDER-UNSPECIFIED                                                                    X
315.9         LEARNING DISORDER NOS                                                                 X
316           PSYCHOLOGICAL FACTOR AFFECTING PHYSICAL CONDITION                                                               X
316           PSYCHOLOGICAL FACTORS AFFECTING PHYSICAL CONDITION                                                              X
318.01        PROFOUND MENTAL RETARDATION                                                           X
318.2         PROFOUND MENTAL RETARDATION                                                           X
318.81        OPPOSITIONAL DISORDER                                                                 X
388.4         SPEECH THERAPY                                                                                        X
399.9         OTHER UNSPECIFIED EARLY CHILDHOOD PSYCHOSIS                                                   X
799.9         DIAGNOSIS OR CONDITION DEFERRED                                                       X
PREVPD        PREVIOUSLY PAID                                                                       X
QQQ           MEDICAL DIAG                                                                          X
V61.1         MARITAL PROBLEMS                                                                      X
V61.20        PARENT-CHILD PROBLEMS                                                                 X
V61.8         FAMILY PROBLEMS                                                                       X
V62.81        INTERPERSONAL PROBLEMS, NOT ELSEWHERE CLASSIFIED                                      X
V62.89        OTHER PSYCH NOT ELSEWHERE CLASSIFIED                                                  X
V65.4         COUNSELING NEC                                                                        X
V70.2         GENERAL PSYCHIATRIC EXAM, UNSPECIFIED                                                 X
V71.89        OTHER SUSPECTED MENTAL CONDITION                                                      X
V72.5         RADIOLOGICAL EXAM                                                                     X
V72.6         LABORATORY EXAMINATION                                                                X
V79.1         SPECIAL SCREENING, ALCOHOLISM                                                         X


                                   EXHIBIT B

                   UTILIZATION MANAGEMENT DELEGATION SERVICES


      The parties agree to the following terms and conditions with respect to Contractor's delegation of utilization management activities to IRG:



1.    IRG, agrees:

      A. To perform all delegated activities in substantial compliance with NCQA Managed Behavioral Health Organization ("MBHO") Utilization Management ("UM") and URAC standards;
      B. To determine the appropriateness of inpatient admissions and continuing stays based upon documented medical criteria;

            i) IRG's medical director and the Contractor will review and agree upon the medical criteria to be used in performing this Agreement; and
            The criteria will be reviewed by IRG annually in compliance with
                  NCQA MBHO standards and supplied to the Contractor annually for review and feedback.

      C. To make decisions with respect to when a patient should be referred to a network or non-network specialist;
      D.    To request Contractor input when Medical Necessity or
            Experimental/Investigational is in question or benefits availability must be determined;
      E. To comply with the Contractor's established grievance procedure. With respect to the grievance procedure, IRG shall:

            i) Provide Covered Persons and/or providers, as appropriate, with written notification of all denials within one business day, such notice to include the reason for the denial and instructions on how to access the appeal process;
            ii) Notify Contractor of all grievances filed by Covered Persons and providers immediately upon receipt so that Contractor may ensure their proper resolution; and
            iii) Assist Contractor in resolving complaints, grievances and appeals by promptly providing information necessary to their resolution.

      F. To allow the Contractor to review IRG's utilization management activities, such review to include an initial on-site audit of IRG's utilization management department to verify compliance with Contractor policies and at least an annual audit to verify continued compliance, unless IRG obtains NCQA MBHO accreditation, in which case Contractor shall only audit, if necessary, IRG to determine that IRG is in compliance with this Agreement;
      G. To provide contractor with monthly reports on claims paid, grievances filed, appeals filed and benefit denials, such reports to be provided in a mutually agreed upon format;
      H. To provide Contractor with the minutes of the IRG's utilization management committee meetings;

      I. To make utilization decisions in a timely manner to accommodate the clinical urgency of the situation according to Contractor standards;
      J. To indemnify and hold harmless Contractor, its agents, employees, officers and affiliates from any and all claims, losses, liabilities, judgments, costs and expenses (including reasonable attorneys' fees) arising out of or in relation to IRG's negligence, acts or omissions in the performance of this Agreement.
      K. To report to Contractor on a quarterly basis in a mutually agreed upon format the following mental health/substance abuse data:

                  i)    Inpatient psychiatric days per 1,000 members;
                  ii) Inpatient alcohol/drug treatment (detoxification) per 1,000 members;
                  iii) Residential psychiatric treatment (partial hospitalization) per 1,000 members;
                  iv)   Residential alcohol/drug treatment per 1,000 members;
                  v)    Outpatient mental health visits per 1,000 members;
                  vi)   Outpatient alcohol/drug visits per 1,000 members;
                  viii) Number of UM cases handled by type and by service
                  ix)   Number of denials made; and
                  x)    Number of cases appealed.

2.    The Contractor Agrees:

      A. To evaluate IRG's utilization management plan on an annual basis, unless IRG obtains NCQA MBHO accreditation, in which case this annual audit will not be necessary;
      B. To attend IRG's utilization management committee meetings on a periodic basis with advance notice to IRG;
      C. To evaluate IRG's Utilization Management Committee minutes not less frequently than quarterly;



3.    Performance Management:

      The parties agree to address deficiencies and problems identified by claims denials or any other means as follows:

      A. Written notification of the deficiency or problem will be given to the party responsible for performance.
      B. The responsible party will respond in writing with a proposed resolution within thirty (30) business days.
      C. If the proposed resolution is not acceptable, or does not result in improvement within a specified time frame, the responsible party will be notified in writing of the continued deficiency or problem.
      D. The party identifying the deficiency or problem may then propose a resolution.
      E. The Contractor reserves the right to terminate delegation of this service upon thirty (30) business days if the deficiency or problem is not addressed successfully within the time frame specified.

                                   EXHIBIT C

                        CREDENTIALING DELEGATION SERVICES

            The parties agree to the following terms and conditions with respect to the Contractors' delegation of credentialing activities to the IRG. Such activities will comprise the entire credentialing process, including data collection, verification of all credentialing elements, and decision-making with respect to individual practitioners and facility providers.

      A.    IRG agrees to:

            1. Provide credentialing and recredentialing services, including primary source verification, that meet the standards established by the National Commission for Quality Assurance ("NCQA").

            2. Maintain and update all credentialing files under its control and to report to the Contractors on a quarterly basis the following information as applicable:

                  a)    Pre-Contractual Credentialing Reviews

                        (i)    Provider or facility name
                        (ii)   Provider or facility address
                        (iii)  Credentialing date
                        (iv) Credentialing decision and, if denied, the reason for denial
                        (v)    Effective date, if credentialed
                        (vi)   Specialty
                        (vii)  Board certification
                        (viii) License number and expiration date
                        (ix)   Date of birth
                        (x)    Gender (optional)

                  b)    Recredentialing Reviews

                        (i)   Name
                        (ii)  Recredentialing date
                        (iii) Recredentialing decision, and if denied, the
                              reason for denial

      3.    Report to the Contractors on a monthly basis:

                        (i)   Resignation or termination, with reason noted
                        (ii)  Change of practice location or address
                        (iii) Provider applicant names, specialty, address,
                              phone number and anticipated credentialing date.

      4. Submit to Contractors copies of all credentialing and recredentialing policies, procedures, forms and applications used by the IRG and any revisions thereto.

      5. Allow Contractors or a review organization designated by Contractors, such as NCQA, to audit the IRG's credentialing activities on a scheduled basis, including an initial on-site audit and subsequent annual audits to verify continued compliance with Contractors' standards, unless IRG obtains NCQA MBHO accreditation, in which case such audits are no longer necessary. More frequent audits may be scheduled if Contractors determine it is necessary.

      6. Provide a copy of a practitioner's or facility's application file to Contractor upon written request, and to obtain consent from the provider or facility for such release.

      7. Complete the credentialing process within one hundred eighty (180) days of receipt of credentials form, and prior to employment or effective date, and within the thirty-six (36) month recredentialing cycle.

      8. Provide to the Contractors evidence that IRG is currently accredited by NCQA as a credentialing verification organization ("CVO") or a managed care behavioral healthcare organization ("MBHO"), if applicable.

      9. Provide Contractors with notification of pending clinic or hospital appointments of staff physicians and affiliated health care practitioners and obtain any needed consent for such notification.

      10. Maintain the confidentiality and security of all records under its control by:

            a)    Storing records in locked facilities and cabinets;
            b) Maintaining policies and procedures to assure the security of electronic records; and
            c) Requiring employees with access to credentialing files to sign a statement acknowledging the IRG's confidentiality policy.

      11. Acknowledge the Contractors' rights to approve or disapprove new practitioners, providers and sites and to terminate or suspend providers or practitioners from participation in the Contractors' networks.

      12. Supply and facilitate completion of a provider's credentialing or recredentialing application form at the Contractors' request.

B.    The Contractors agree to:

      1. Maintain the confidentiality and security of all records under their control by:

            a) Requiring employees with access to credentialing files to sign a statement acknowledging the Contractors' confidentiality policy;
            b) Releasing information only upon receipt of a written authorization from the provider;
            c)    Storing records in locked storage facilities and cabinets; and
            d) Maintaining policies and procedures to assure the security of electronic records.

      2. Supplement credentialing verification and reverification, onsite review and medical record review by the IRG as necessary to meet the Contractors' credentialing and recredentialing policies.

      3. Report quarterly to the IRG information pertaining to their contracted practitioners for incorporation into recredentialing:

            a)    Quality alert summaries and reports;
            b)    Subscriber satisfaction survey results;
            c) Patient record review and site visit scores and a copy of the report if the score is deficient; and
            d) Any other information significant to decision-making on a provider or practitioner.

C.    Regular Onsite Review

      1. The Contractors will conduct an annual onsite review of the IRG to evaluate its credentialing program; such review may be conducted more frequently if the Contractors determine it is necessary to assess compliance with the Contractors' standards, unless IRG obtains NCQA MBHO accreditation or CVO accreditation, in which case such annual audits would not longer be necessary.

      2. The onsite review will include review of credentialing files, committee minutes, sample cases of credentialing denials; sample approved cases, and the IRG's credentialing policy and procedure manual.

D. Scope of Services- This Exhibit pertains to the credentialing and recredentialing of organizational providers and the following practitioner categories: M.D., D.O., Nurse Practitioner ("NP"), doctoral level licensed behavioral healthcare providers and masters level licensed behavioral healthcare providers. Other practitioners may be included within the scope of this Agreement upon the mutual agreement of the parties.

E.    Performance Management

      The parties agree to resolve performance management issues as follows:

      1. The party that identifies a deficiency will provide written notice of such deficiency to the responsible party.

      2. The responsible party will respond in writing with a proposed resolution within thirty (30) business days unless immediate resolution is possible.

      3. The responsible party will be notified in writing if the proposed resolution is not acceptable or does not result in improvement.

      4.    The party identifying the deficiency may then propose a resolution.

      5. The Contractors reserve the right to terminate the delegation of these services upon thirty (30) days notice if the deficiency is not addressed successfully in a timely manner.

                                    EXHIBIT D

                                     REPORTS

                             REPORTING REQUIREMENTS

CLAIMS:

QUARTERLY:


o     Timeliness of clean Claims Payment

o     Claims Payment Accuracy Audit results

o     Claims Processing Accuracy Audit results

MONTHLY:

o     Claims Paid


MEMBER SERVICES:

QUARTERLY:


o     Phone Access (Volume, ASA and Abandoned Call Rate)

o     Access to Services timeliness (Emergent, Urgent. And Routine)

o     Network Availability (Network adequacy)

MONTHLY

o     Denials and Appeals (Type and timeliness of resolution)

o     Complaints (Type and timeliness of response)

o Request for Service authorization and/or denials (timeliness of response)

CREDENTIALING:

QUARTERLY:

o     Credentialing Activity Report

Monthly:

o     Add, Change and Delete Report

UTILIZATION MANAGEMENT:

QUARTERLY:

o     Inpatient psychiatric days per 1,000 members;

o Inpatient alcohol/drug treatment (detoxification) per 1,000 members;

o Partial Day Hospital psychiatric units, units per 1000 members, and ALOS

o Partial Day Hospital alcohol/drug units, units per 1000 members, and ALOS

o     IOP psychiatric units, units per 1000 members, and ALOS

o     IOP alcohol/drug units, units per 1000 members, and ALOS

o     Outpatient psychiatric units, and units per 1000 members

o     Outpatient alcohol/drug units, and units per 1000 members

OTHERS:

o Estimation of ROI for utilization management and case management services (Annual)

o     Wisconsin OCI Behavioral Health Utilization Reports
      (Quarterly)

o     Claims encounter data to contractor (monthly)

                                    EXHIBIT E

                             PERFORMANCE GUARANTEES

1)    REFERRAL TEAM/CUSTOMER SERVICE

            STANDARD: < = 30 seconds

            DEFINITION: Average speed of answer for member lines is less than or equal to 30 seconds after the first ring.

            REPORTING CONSTITUTES: Average number of seconds for a live IRG staff member to answer member calls excluding those abandoning in the first 10 seconds.

            REPORTING DATE: Results reported monthly and on due date of the applicable monthly, quarterly, or annual report.

            CURE PERIOD: 30 days



2)    REFERRAL TEAM/CUSTOMER SERVICE

            STANDARD: Abandonment rate is < = 5%

            DEFINITION: Monthly report of percentage of member calls abandoned excluding those abandoning in the first 10 seconds.

            REPORTING CONSTITUTES: Member calls abandoned/ Member calls incurred over the month.

            REPORTING DATE: Results reported monthly and on due date of the applicable monthly, quarterly, or annual report.

            CURE PERIOD: 30 days


3)    PROCESS CLEAN CLAIMS WITHIN 30 DAYS OF RECEIPT

            STANDARD: >=90% clean claims processed within 30 days of receipt

            DEFINITION: Monthly report of percentage of all clean claims processed within 30 days from date of receipt of the claim.

            REPORTING CONSTITUTES: Percentage of all clean claims processed within 30 days from receipt of the claim.

            REPORTING DATE: Results reported monthly and on due date of the applicable monthly, quarterly, or annual report.

            CURE PERIOD: 30 days

4)    FINANCIAL AND PROCEDURAL ACCURACY

            STANDARD: >=98% of sample

            DEFINITION: Monthly report of percentage of claims paid accurately, based on an internal audit of a sample of all claims.

            REPORTING CONSTITUTES: Percentage that results from the following:
            Number of accurately paid claims/ Number of claims sampled.

            REPORTING DATE: Results reported monthly and on due date of the applicable monthly, quarterly or annual report.

            CURE PERIOD: 30 days

5)    ENROLLEE SATISFACTION SURVEY

      STANDARD: >=85%

            DEFINITION: Enrollee Satisfaction survey conducted annually. Compliance with this performance guarantee is based on response to question; "satisfaction with the UM process". Scoring to include top three categories of 5 point Likert scale (adequately satisfied to very satisfied).

            REPORTING CONSTITUTES: Percentage that results from the following:

            NUMERATOR: Number of members who express satisfaction (including the top three categories of response of the five point Likert scale) on the following survey question:

o     Satisfaction with the UM process

            DENOMINATOR: Total number of members who respond to the survey question.

            REPORTING DATE: Results reported annually.

            CURE PERIOD: 30 days

6)    PROVIDER PANEL

            STANDARD:

            IRG or APS will obtain a score of "significant" or greater on the NCQA credentialing standards. Should IRG obtain less than "significant", IRG will be given a 3-month cure period during which IRG will remedy the issues identified by NCQA. The client will then conduct a random audit of credentialing and recredentialing files that have been processed subsequent to the three month cure period, to assess IRG performance on the standards with less than "significant" scoring, If this audit result shows scores of less than "significant," per NCQA scoring guidelines, then the performance penalty will be invoked.

            DEFINITION:

            NCQA MBHO credentialing standards that IRG received accreditation under.

            REPORTING CONSTITUTES:

            IRG reports NCQA MBHO accreditation score currently in effect.

            REPORTING DATE:

            Report annually

            CURE PERIOD:

            90 days

7)    CUSTOMER REPORTING

            STANDARD:

            100% of reports tendered within 30 days of the end of the reporting period.

            DEFINITION:

            Submit complete monthly and quarterly reports as required by Exhibit D to Contractor within 30 days of the end of the reporting period.

            REPORTING CONSTITUTES:

            Contractually agreed upon reports sent by Fed-Ex by applicable due date.

            REPORTING DATES:

            30 days from the end of the reporting period.

            CURE PERIOD:

            30 days


8)    ASSISTANCE WITH COMPLAINTOR GRIEVANCE RESOLUTION

            STANDARD: >=98%

            COMPLAINT: IRG shall provide written notification to the Covered Person and/or Treating Provider of all denials within one business day, such notice to include the reason for the denial and instructions on how the Covered Person can file a complaint or grievance with Contractor. Upon receipt of a Covered Person's complaint or grievance, IRG shall provide the written complaint or grievance and all applicable documentation to Contractor no later than 2 business days of receipt. IRG shall cooperate with Contractor to provide any additional information necessary for the resolution of the complaint or grievance, including but not limited to obtaining additional healthcare records.

            DEFINITIONS:

            COMPLAINT: Any written expression of dissatisfaction with IRG or Network Provider services or care or request for reconsideration of a denial filed with IRG.

            EXPEDITED APPEAL. IRG shall provide a Treating Provider's request for an Expedited Appeal and all relevant documentation to Contractor within 24 hours. IRG shall cooperate with Contractor to provide additional information necessary for the resolution for the Expedited Appeal.

            REPORTING CONSTITUTES:

            The number of claims denied and the time frame for notification The number of appeals requested and the time frame for supplying information to Contractor.

            REPORTING DATE:

            Results reported monthly and on due date of the applicable monthly, quarterly, or annual report.

            CURE PERIOD:

            30 days

9)    MEMBERSHIP RETENTION

            Subject to Article 5.2.6, Should Contractor lose 500 or more members in a twelve (12) month period and IRG's performance is cited as the primary reason for termination, excluding a group's disagreement relating to the determination of Covered Service, then IRG shall pay the penalty amount set forth below.

      PENALTY AMOUNT

            For items 1-9, the Penalty Amount shall represent 4% of the administrative services only payment applicable to the period. For capitated services the payment at risk for performance guarantees shall be 4% of the administrative services portion of the capitated payment. The maximum penalty in any reporting period shall not exceed 15% of the administrative services payment.

                                   EXHIBIT F

                                  CONTRACT FEES

      The fees for services provided under this Agreement are as follows:

                    REIMBURSEMENT RATES FOR SUCCEEDING YEARS:

            For Calendar years 2003 and 2004, the reimbursement rates shall be the 2002 rates as increased by the Medical Consumer Price Index.

            For calendar years 2005, 2006 and 2007 (fourth, fifth and sixth years of 7 year term), the reimbursement rates shall be mutually agreed upon by both parties no later than December 31, 2004. For calendar year 2008 the reimbursement rates shall be mutually agreed upon by both parties no later than December 31, 2007. If the parties are unable to agree upon rates for any of years 2005-2008, then the rate in effect for such year shall be the rate in effect for the immediately preceding year increased by the same index applicable to years 2003 and 2004.

                                   EXHIBIT G

                               LIQUIDATED DAMAGES


In the event Contractor is required to make a liquidated damages payment under this Agreement and the purchase money promissory note to Cobalt from APS has not been satisfied, then Contractor's payment of liquidated damages shall reflect a cash payment on the same percentage as the amount Cobalt received in cash for the purchase of IRG and the remainder a promissory note. In other words, 63% of the applicable liquidated damages payment shall be in cash with the remainder of the liquidated damages payment will be a contingent promissory note in the form set forth in Exhibit K reflecting the remaining percentage of the penalty due. The liquidated damages note and any applicable accruing interest will come due upon the payment of the purchase money promissory note due Cobalt.

                                   EXHIBIT H

               USE AND DISCLOSURE OF PROTECTED HEALTH INFORMATION

      The intent of this Exhibit is to comply with the provisions of 45 C.F.R. Parts 160 and 164, the "Standards for Privacy of Individually Identifiable Health Information" promulgated by the U.S. Department of Health and Human Services. Any amendment of these regulations will automatically amend this Exhibit such that the IRG's obligations will remain in compliance with these regulations.

      The definition of Protected Health Information as used herein has the meaning set forth in 45 C.F.R. ss.164.501 (2001).

A.    USE AND DISCLOSURE OF PROTECTED HEALTH INFORMATION

      1. PERMITTED USES AND DISCLOSURES. IRG is permitted or required to use or disclose Protected Health Information it creates for or receives from Contractor to perform Utilization Management Services.

      2. IRG's MANAGEMENT AND ADMINISTRATION. IRG may use Protected Health Information it creates for or receives from Contractor for IRG's proper management or administration, or to carry out IRG's legal responsibilities. IRG may disclose Protected Health Information it creates for or receives from Contractor only if:

            a)    The disclosure is required by law; or

            b) IRG obtains reasonable assurances from the person to whom the Protected Health Information is disclosed that it will:

                  i. Hold the Protected Health Information confidentially and use or further disclose it only as required by law or for the purpose for which it was disclosed to the person; and

                  ii. Notify the IRG of any instances of which it is aware in which the confidentiality of the information has been breached.

      3. PROHIBITION ON UNAUTHORIZED USE OR DISCLOSURE. IRG will neither use nor disclose Protected Health Information it creates for or receives from Contractor except as permitted or required by this Exhibit, or as required by law.

      4. INFORMATION SAFEGUARDS. IRG will develop, implement, maintain and use appropriate administrative, technical and physical safeguards to preserve the integrity and confidentiality of and to prevent intentional or unintentional use or disclosure of Protected Health Information IRG creates for or receives from Contractor, in violation of this Exhibit or of 45 C.F.R. Parts 160 and 164. Such safeguards must comply with HIPAA (42 U.S.C. ss.1320d-2(d)), 45 C.F.R. ss.164.530(c), and any other implementing regulations issued by the U.S.

            Department of Health and Human Services. IRG will document and keep these safeguards current.

      5. SUB-CONTRACTORS AND AGENTS. IRG has the duty to ensure that any subcontractors or agents to whom it provides Protected Health Information received from the Contractor, created for, or received by IRG on behalf of the Contractor, agrees to the same restrictions and conditions that apply to the IRG pursuant to this Amendment. IRG agrees to execute an agreement with any such subcontractor or agent containing the same restrictions and conditions governing the subcontractor's or agent's use and disclosure of Protected Health Information as set forth in this Amendment.

B.    PROTECTED HEALTH INFORMATION ACCESS, AMENDMENT AND DISCLOSURE ACCOUNTING

      1. ACCESS. Upon Contractor's request, IRG agrees to promptly make available to Contractor for inspection or to obtain copies any Protected Health Information in IRG's custody or control about the individual which IRG created for or received from Contractor, in order that Contractor may comply with 45 C.F.R. ss.164.524. If Contractor so directs, IRG may make available to the individual (or to the individual's personal representative, if any) such Protected Health Information for inspection or to allow the individual to obtain copies.

      2. AMENDMENT. Upon receipt of notice from Contractor, IRG will promptly amend or permit Contractor to amend Protected Health Information IRG created for or received by from Contractor, in order that Contractor may comply with 45 C.F.R. ss.164.526.

      3. ACCOUNTING OF DISCLOSURES. So that Contractor may comply with 45 C.F.R. ss.164.528, IRG will do the following:

            a) TRACKING DISCLOSURES. Beginning on April 14, 2003, IRG will record each disclosure, except for those set forth in Section B 3 (b) below, of Protected Health Information that IRG makes to Contractor or a third party. Such record will include the following: (i) the disclosure date; (ii) the name and address of the person to whom IRG made the disclosure; (iii) a description of the Protected Health Information disclosed; and
                  (iv) a statement of the purpose of the disclosure. IRG will make this disclosure information available to Contractor promptly upon Contractor's request.

            b) EXCEPTIONS FROM TRACKING DISCLOSURES. IRG need not record disclosures of Protected Health Information made for the following purposes: (i) as permitted by this Amendment; (ii) as additionally permitted by Contractor in writing; (iii) for the purpose of Contractor's activities of treatment, payment, or health care operations; (iv) to individuals when disclosing their Protected Health Information to them pursuant to Section B 1 of this Amendment; (v) to persons involved in that individual's health care; (vi) for notification for disaster relief purposes; (vii) for national security or intelligence purposes; or (viii) to law enforcement officials or to correctional institutions regarding inmates.

            c) TIME PERIODS FOR TRACKING DISCLOSURES. IRG need not track disclosures occurring before April 14, 2003. For disclosures occurring after April 14, 2003, IRG must make available for Contractor the disclosure information in Section B 3 (a) for the 6 years preceding Contractor's request for the disclosure information.

      4. INSPECTION OF BOOKS AND RECORDS. IRG agrees to make its internal practices, books and records relating to its use and disclosure of Protected Health Information created for or received from Contractor available to Contractor and to the U.S. Department of Health and Human Services to determine Contractor's compliance with 45 C.F.R. Parts 160 through 164.

C.    BREACH OF PRIVACY OBLIGATIONS

      REPORTING. IRG agrees to promptly advise Contractor in writing of any use or disclosure of the Protected Health Information not provided for by this Exhibit, of which IRG becomes aware. IRG's report to Contractor will advise of the following items: what Protected Health Information was improperly used or disclosed; in what manner it was improperly used or disclosed; which person at IRG's operations made the improper use or disclosure; what corrective actions IRG took to remedy the improper use or disclosure; what corrective actions IRG took or will take to prevent future improper uses or disclosures; and any other information that Contractor requests.

D.    IRG'S DUTIES WITH RESPECT TO PROTECTED HEALTH INFORMATION AFTER
      TERMINATION.

      1. IF RETURN OR DESTRUCTION FEASIBLE. Upon termination of this Amendment and the underlying Agreement, IRG will, if feasible, promptly return to Contractor or destroy all Protected Health Information, in whatever form, that IRG created for or received from Contractor. IRG shall return or destroy such Protected Health Information within thirty (30) days of the termination of this Amendment and the underlying Agreement, or within such other timeframe as Contractor requests. If IRG destroys the Protected Health Information, it shall so certify to Contractor in a notarized document. IRG shall keep no copies of such Protected Health Information.

      2. IF RETURN OR DESTRUCTION INFEASIBLE. If IRG cannot feasibly return or destroy such Protected Health Information, then within thirty
            (30) days after the date of termination of this Agreement, IRG shall provide to Contractor a detailed written description of such Protected Health Information, including the name(s) of the individual(s) to whom such Protected Health Information pertains, the form in which the IRG maintains such Protected Health Information, and any other identifying information required by Contractor. Within thirty (30) days after the date of termination of this Agreement, IRG shall further provide Contractor with a written statement setting forth the circumstances or legal basis making IRG's return or destruction of such Protected Health Information infeasible. After the date of termination of the Agreement, IRG shall only use or disclose such Protected Health Information for the purposes making the return or destruction of the Protected Health Information infeasible.

      3. SURVIVAL. IRG's duty to return or destroy Protected Health Information, as well as its duty to protect the privacy of Protected Health Information it created for or received from Contractor during the term of this Agreement, survives termination of this Agreement.

E.    INDEMNIFICATION

      1. OBLIGATION. IRG will indemnify and hold Contractor and Contractor's officers, employees and agents harmless for any claim, cause of action, liability, damage, cost or expense, including attorney's fees and court costs, arising out of or in connection with IRG's use or disclosure of the Protected Health Information in violation of this Exhibit, or arising out of or in connection with the use or disclosure of such Protected Health Information by an agent or subcontractor of IRG which violates the terms of this Exhibit.

      2. TENDER OF DEFENSE. If, through IRG's actions or failure to act, Protected Health Information created for or received from Contractor pursuant to this Amendment is disclosed to a third party in violation of this Amendment, IRG shall, at its expense, proceed against, through negotiation or litigation, such third party. IRG shall utilize all necessary legal remedies to enjoin or otherwise prevent such third party from disclosing the Protected Health Information to any other party, and shall further enjoin and prevent such third party from using such Protected Health Information for its own purpose. If IRG is unwilling or unable to proceed against any such third party who has acquired such Protected Health Information, Contractor may proceed against such third party through negotiation or litigation and shall be reimbursed by IRG for all reasonable costs or expenses incurred by Contractor in connection therewith.

      3. RIGHT TO CONTROL RESOLUTION. Contractor will have the sole right and discretion to settle, compromise, or otherwise resolve any and all claims, causes of actions, liabilities or damages against it, regardless of whether Contractor has tendered its defense to IRG. Any such resolution will not relieve Business of its obligation to indemnify Contractor as set forth in this Exhibit.

      5. RIGHT TO INJUNCTION. IRG acknowledges that in the event of breach of a material provision of this Amendment, Contractor will not have an adequate remedy in money or damages. Contractor shall therefore be entitled, immediately upon application, to obtain an injunction against such breach from any court of competent jurisdiction. Contractor's right to obtain injunctive relief shall not limit its right to seek further remedies and damages.

                                   EXHIBIT I

                         PRO RATA PURCHASE PRICE DAMAGES

            In the event Contractor is required to make a Pro Rata Purchase Price damages payment under this Agreement and the purchase money promissory note to Cobalt from APS has not been satisfied, then Contractor's payment of pro rata purchase price shall reflect a cash payment on the same percentage as the amount Cobalt received in cash for the purchase of IRG and the remainder a promissory note. In other words, 63% of the applicable pro rata purchase price damages payment shall be in cash with the remainder of the pro rata purchase price damages payment will be a contingent promissory note in the form set forth in Exhibit K reflecting the remaining percentage of the penalty due. The pro rata purchase price damages note and any applicable accruing interest will come due upon the payment of the purchase money promissory note due Cobalt.

                                    EXHIBIT J

                    COBALT AND AFFILIATES CONTRACTED WITH IRG

      1.    BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN

      2.    COBALT CORPORATION

      3.    COMPCARE HEALTH SERVICES INSURANCE CORPORATION

      4.    UNITED GOVERNMENT SERVICES

      5.    UNITY HEALTH PLANS INSURANCE CORPORATION

      6.    UNITED WISCONSIN GROUP

                                   EXHIBIT K

                             SAMPLE PROMISSORY NOTE

 Milwaukee, Wisconsin                                            $_________
 ______________,200_

                           CONTINGENT PROMISSORY NOTE

      _________________ ("Contractor"), for value received and subject to the conditions set forth herein, hereby promises to pay to the order of Innovative Resource Group, LLC, a limited liability company organized and existing under the laws of the State of Wisconsin ("IRG"), at _______________, Wisconsin ______, or such other address as IRG may designate in writing, the principal sum of___________ Dollars ($__________), with interest as herein provided, payable as set forth below.

      Interest shall accrue on the unpaid principal amount hereof at the rate which is three and one-half percent (3.5%) per annum above the per annum rate of interest announced from time to time by Bank of America, N.A. or its successor as its "prime" rate, such rate of interest under this Note changing when and as such prime rate changes. Such rate of interest shall be calculated on the basis of a three hundred sixty-five (365) day year and the number of days elapsed in any period.

      The indebtedness and obligations owed by Contractor hereunder are conditioned on the prior indefeasible satisfaction (the "Satisfaction") in full of the indebtedness and obligations provided in that certain Subordinated Promissory Note executed by APS Healthcare Bethesda, Inc., an Iowa corporation ("APS"), in connection with APS' purchase of the membership and voting interests of IRG from CC Holdings, LLC, a limited liability company organized and existing under the laws of the State of Wisconsin ("CC Holdings"), as provided in that certain Purchase and Sale Agreement, entered into effective March __, 2002, by and among APS, CC Holdings, IRG and Cobalt Corporation, a corporation organized and existing under the laws of the State of Wisconsin.

      The principal and all accrued interest hereunder shall be due and payable within thirty (30) days following the occurrence of the Satisfaction. If the Satisfaction has not occurred by September 31, 2005, this Note shall be rescinded and shall have no force and effect.

      All or part of the principal or interest of this Note may be prepaid at any time and from time to time, in whole or in part, without premium or penalty.

      This Note and all obligations of Contractor hereunder shall be binding upon the successors and assigns of Contractor.

      Upon the default of payment of any amounts due hereunder all sums due under this Note shall bear interest at a rate which is two percent (2%) per annum in excess of the rate that would otherwise be applicable to the outstanding principal balance hereof. Contractor hereby waives presentment, protest and notice of dishonor and protest.

      This Note shall be construed and enforced in accordance with the internal laws of the State of Wisconsin without regard to the conflict of laws provisions thereof.

                                     ________________[CONTRACTOR]


                                     By:_____________________________________
                                     Name:___________________________________
                                     Title:__________________________________